                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                           Marathon Oil Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

[MARATHON LOGO]




NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS AND PROXY STATEMENT

2002




WEDNESDAY, APRIL 24,2002

10:00 A.M. CENTRAL TIME



Ballroom
J. W. Marriott Hotel
5150 Westheimer Road
Houston, Texas 77056







PLEASE VOTE PROMPTLY EITHER BY:
>  telephone,
>  the Internet, or
>  marking, signing and returning your proxy or voting instruction card.

                                 [LETTERHEAD]



March 11, 2002




Dear Marathon Stockholder,

We will hold our 2002 annual meeting of stockholders in the Ballroom of the J.
W. Marriott Hotel, 5150 Westheimer Road, Houston, Texas, on Wednesday, April 24, 2002 at 10:00 A.M. Central Time. This will be our first annual meeting since being renamed Marathon Oil Corporation (formerly known as USX Corporation) and spinning off United States Steel Corporation.

If your shares are held of record with National City Bank, our transfer agent and registrar, we have enclosed a proxy card for your use. You may vote these shares by completing and returning the proxy card, or alternatively, calling a toll-free telephone number or using the Internet as described on the proxy card. If your shares are held by a broker or other nominee (i.e., in "street name"), enclosed is a voting instruction card, which you should use to vote those shares. You also have the option of voting by mail, or through the use of the telephone or Internet.

Your vote is important. We hope you will vote either by telephone, over the Internet or by marking, signing and returning your proxy or voting instruction card as soon as possible, whether or not you plan to attend the meeting.


Sincerely,

/s/ Clarence P. Cazalot, Jr.

TABLE OF CONTENTS

Notice of Annual Meeting of Stockholders .................................4

Proxy Statement...........................................................5

     Questions and Answers................................................5

     The Board of Directors and its Committees ...........................7

     Compensation of Directors ......................................... 11

     Proposals of the Board

         Proposal No. 1
         Election of Directors   ........................................12
         Nominees for Director ..........................................13
         Continuing Directors  ..........................................14

         Proposal No. 2
         Election of Independent Accountants ............................16

     Proposal of Stockholders

         Proposal No. 3
         Redemption or Termination
         of Shareholder Rights Plan .....................................16

     Audit Committee Report..............................................19

     Information Regarding the Independence of
     the Independent Public Accountants..................................20

     Security Ownership  ................................................21

     Executive Compensation  ............................................24

         Compensation and Organization Committee Report
         on Executive Compensation.......................................30

         Stockholder Return Performance Presentation ....................36

         Pension Benefits................................................37

         Change in Control Arrangements and
         Employment Contracts............................................40

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS on April 24, 2002




We will hold our 2002 annual meeting of stockholders in the Ballroom of the J.
W. Marriott Hotel, 5150 Westheimer Road, Houston, Texas 77056 on Wednesday, April 24, 2002 at 10:00 A.M. Central Time, in order to:

o  elect three Class III directors,
o elect PricewaterhouseCoopers LLP as our independent accountants for fiscal year 2002,
o consider a stockholder proposal on our shareholder rights plan, if properly presented for action at the meeting, and
o  transact any other business that properly comes before the meeting.

You are entitled to vote at the meeting if you were an owner of record of Marathon Oil Corporation common stock at the close of business on February 25, 2002. If your ownership is through a broker or other intermediary, you will need to have proof of your stockholdings in order to be admitted to the meeting.
A recent account statement, letter or proxy from your broker or other intermediary will suffice.

We have enclosed a copy of the Company's 2001 Annual Report to Stockholders with this notice and proxy statement.


By order of the Board of Directors,

William F. Schwind, Jr.
Secretary


Dated: March 11, 2002

PROXY STATEMENT



WE HAVE SENT YOU THIS PROXY STATEMENT BECAUSE THE BOARD OF DIRECTORS IS ASKING YOU TO GIVE YOUR PROXY (THAT IS, THE AUTHORITY TO VOTE YOUR SHARES) TO OUR PROXY COMMITTEE SO THEY MAY VOTE YOUR SHARES ON YOUR BEHALF AT OUR ANNUAL MEETING OF STOCKHOLDERS. The members of the proxy committee are Thomas J. Usher, Clarence
P. Cazalot, Jr. and John T. Mills. They will vote your shares as you instruct.


We will hold the meeting on April 24, 2002 in the Ballroom of the J. W. Marriott Hotel, 5150 Westheimer Road, Houston, Texas. The proxy statement contains information about the matters being voted on and other information that may be helpful to you.


We began the mailing of the proxy statement, the proxy card and the 2001 annual report on or about March 22, 2002.




QUESTIONS AND ANSWERS

| |   WHO MAY VOTE?
      You may vote if you were a holder of Marathon Oil Corporation ("Marathon" or the "Company") common stock at the close of business on February 25, 2002.

||    WHAT MAY I VOTE ON?
      You may vote on:
      o     the election of three nominees to serve as Class III directors,
      o the election of PricewaterhouseCoopers LLP as our independent accountants, and
      o a stockholder proposal to redeem or terminate our shareholder rights plan.

| |   HOW DOES THE BOARD RECOMMEND I VOTE?
      The Board recommends that you vote:
      o     FOR each of the nominees for director,
      o FOR the election of PricewaterhouseCoopers LLP as independent accountants for 2002, and
      o AGAINST the redemption or termination of the shareholder rights plan.

| |   HOW DO I VOTE?
You may vote by telephone or over the Internet by following the instructions on the enclosed proxy card (or, if you own your shares through a broker or other intermediary, on the enclosed voting instruction card). You may also vote by marking, signing and dating the enclosed proxy card or voting instruction card, and returning it in the prepaid envelope. The proxy committee will vote your shares in accordance with your directions. If you return a proxy card but do not mark the boxes showing how you wish to vote, the proxy committee will vote your shares in accordance with the Board's recommendation on each proposal, but only if you have signed and dated the card. Unsigned proxy cards will not be voted at all. If you are a stockholder of record (that is, if you are registered on the books of our transfer agent), you may also vote in person by attending the meeting.

| |   MAY I CHANGE MY VOTE?
If you are a stockholder of record, you may change your vote or revoke your proxy at any time before your shares are voted at the meeting by:
      o     voting again by telephone or over the Internet,
      o     sending us a proxy card dated later than your last vote,
      o     notifying the Secretary of Marathon in writing, or
      o     voting at the meeting.

| |   HOW MANY OUTSTANDING SHARES ARE THERE?
At the close of business on February 25, 2002, which is the record date for the meeting, there were 309,533,151 shares of Marathon common stock outstanding.

| |   HOW BIG A VOTE DO THE PROPOSALS NEED IN ORDER TO BE ADOPTED?
Directors are elected by a plurality of the votes of the shares present in person at the meeting and those represented by proxy and entitled to vote; that is, those receiving the most votes are elected, even if they receive less than a majority. Each of the other proposals will be approved if it receives a majority of the votes of the shares present in person at the meeting and those represented by proxy and entitled to vote. Abstentions are counted as votes present and entitled to vote and have the same effect as votes against a proposal. Broker non-votes are not counted as either votes for or votes against a proposal. Both abstentions and broker non-votes are counted in determining that a quorum is present for the meeting.

| |   WHAT ARE BROKER NON-VOTES?
The New York Stock Exchange permits brokers to vote their customers'shares on routine matters when the brokers have not received voting instructions from their customers. The election of directors and the election of independent accountants are examples of routine matters on which brokers may vote in this way. Brokers may not vote their customers'shares on non-routine matters such as the stockholder proposal on our shareholder rights plan, mergers and contested proposals, unless they have received voting instructions from their customers. Non-voted shares on non-routine matters are broker non-votes.

| |   WHAT CONSTITUTES A QUORUM?
Under our by-laws, a quorum is one-third of the voting power of the outstanding shares of stock entitled to vote.

| |   WILL MY VOTE BE CONFIDENTIAL?
All voting records which identify stockholders are kept permanently confidential except as necessary to meet legal requirements and in other limited circumstances such as proxy contests. The vote tabulators and the inspector of elections are required to execute confidentiality agreements.

| |   HOW WILL VOTING BE CONDUCTED ON OTHER MATTERS RAISED AT THE MEETING?
If any matters are presented at the meeting other than the proposals on the proxy card, the proxy committee will vote on them using their best judgment. Your signed proxy card, or your telephone or Internet vote, gives them the authority to do this. Under our by-laws, notice of any matter to be presented by a stockholder for a vote at the meeting must have been received by our Corporate Secretary on or after December 27, 2001 and no later than January 26, 2002, and it must have been accompanied by certain information about the stockholder presenting it. We have not received notice of any matter to be presented other than those on the proxy card.

| |   WHEN MUST STOCKHOLDER PROPOSALS BE SUBMITTED FOR THE 2003 ANNUAL MEETING?
Stockholder proposals submitted for inclusion in our 2003 proxy statement must be received in writing by our Corporate Secretary no later than 5:00 P.M. Central Time on November 22, 2002. Stockholder proposals submitted outside the process for inclusion in the proxy statement must be received from stockholders of record on or after January 6, 2003 and no later than February 5, 2003 and must be accompanied by certain information about the stockholders making the proposals, in accordance with our by-laws.

THE BOARD OF DIRECTORS AND ITS COMMITTEES



Marathon was originally organized in May 2001 as USX Holdco, Inc. to become a holding company for the two principal businesses of our former parent company, USX Corporation ("Old USX"). In July 2001, Old USX effected a reorganization of the ownership of its businesses in which:
o it created Marathon as its publicly owned parent holding company and transferred ownership of the businesses representing the Marathon Group to Marathon; and
o it merged into a newly formed subsidiary which survives today as United States Steel Corporation.
Upon completion of the July 2001 reorganization, USX Holdco changed its name to USX Corporation.


On December 31, 2001, we separated our businesses into two independent companies and changed our name from USX Corporation to Marathon Oil Corporation. As a result of the separation, United States Steel Corporation now conducts the business of our former U.S. Steel Group as an independent, publicly owned corporation. Marathon has continued the business of the former Marathon Group.


To accurately portray the experience and tenure of certain directors with Marathon, the report of the tenure of a director on our Board includes the director's service on the Board of Directors of Old USX. In addition, the activity of our Board and its committees reported for 2001 includes the actions of the Old USX Board and its committees prior to the separation.


Under our by-laws and the laws of Delaware, Marathon's state of incorporation, the business and affairs of Marathon are managed under the direction of the Board of Directors. The Board met eleven times in 2001. The directors spend considerable time preparing for Board and committee meetings, and they attend as many meetings as possible. In 2001, their attendance averaged 99 percent. The Board currently has four principal committees, all the members of which are non-employee directors. These committees are described on this and the following pages. In 2001, the Board had five principal committees which have been condensed to the current four. The table below shows the current committee memberships of each director and the number of meetings that each corresponding committee held in 2001.

BOARD COMMITTEE                                                                     CORPORATE
MEMBERSHIPS                                                  COMPENSATION         GOVERNANCE &           COMMITTEE
                                               AUDIT         & ORGANIZATION       PUBLIC POLICY              ON
                         DIRECTOR            COMMITTEE         COMMITTEE            COMMITTEE         FINANCIAL POLICY
                 -------------------------------------------------------------------------------------------------------
                  Neil A. Armstrong              X                 X                                         X
                  David A. Daberko               X                                      X                    X
                 -------------------------------------------------------------------------------------------------------
                  Shirley Ann Jackson            X*                                     X                    X
                  Charles R. Lee                 X                 X                    X*
                 -------------------------------------------------------------------------------------------------------
                  Dennis H. Reilley              X                 X                                         X
                  Seth E. Schofield                                X                    X                    X*
                  Douglas C. Yearley             X                 X*                   X
                 -------------------------------------------------------------------------------------------------------
                  Number of Meetings
                  in 2001 of                     6                 6(1)                 4(2)                 4
                  Corresponding USX
                  Committee
                 -------------------------------------------------------------------------------------------------------

                  *    Chair
                  (1) Meetings of the USX Compensation Committee
                  (2) Meetings of the USX Organization and Corporate Governance Committee
                  The USX Public Policy Committee met 3 times in 2001.

AUDIT COMMITTEE

The Audit Committee has had a written charter adopted by the Board for more than thirty years. The current version was adopted by the Board in 1999 and has remained substantially unchanged. The changes were to delete references to the former Marathon Group and U.S. Steel Group and discussions regarding the Board of Directors' duties with respect to the Marathon Group Stock and U. S. Steel Group Stock. The charter requires the committee to reassess and report to the Board on the adequacy of the charter on an annual basis, which the committee did in 2001. All the members of the Audit Committee are independent (as independence is defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards, as may be modified or supplemented).
The Audit Committee is, among other things, responsible for:
o  ensuring the integrity of our financial reports,
o recommending to the Board the independent accountants to be nominated for election by the stockholders,
o  reviewing the independence of the independent accountants,
o reviewing the scope of the audit activities of the independent accountants and our internal auditors,
o providing direction to the internal audit staff and the independent accountants,
o  approving the independent accountants'fees,
o  reviewing audit results,
o reviewing and approving the annual financial statements, the annual report to stockholders, and the Annual Report on Form 10-K filed with the Securities and Exchange Commission,
o determining whether appropriate controls are in place to ensure that we operate in accordance with our procedures and codes of conduct,
o  reviewing compliance with our business conduct policies,
o reviewing significant accounting, auditing and Securities and Exchange Commission pronouncements,
o reviewing on an annual basis, a report outlining the activities undertaken by the committee over the past year to meet the requirements of the committee's charter, and
o assessing, and reporting annually to the Board on, the activities of the committee and on the adequacy of the committee's charter.


COMPENSATION AND ORGANIZATION COMMITTEE

The Compensation and Organization Committee is composed solely of directors who satisfy all criteria for independence under applicable law and the rules of the New York Stock Exchange and who, in the opinion of the Board, are free of any relationship that would interfere with their exercise of independent judgment as members of the committee. The committee is responsible for:
o making recommendations to the Board and to the boards of subsidiaries on all matters of policy and procedures relating to executive compensation,
o approving the salaries of officers (other than the chief executive officer, whose salary is approved by the Board),
o administering the Annual Incentive Compensation Plan and the Senior Executive Officer Annual Incentive Compensation Plan,
o administering the plans under which long-term incentives are granted and approving grants of options, stock appreciation rights, restricted stock and other incentives under those plans,
o the timely certification as to the meeting of applicable performance levels under the foregoing plans,

o approving the annual report on executive compensation for the proxy statement, and
o such other duties and responsibilities as may be assigned to the committee by the Board or as designated in plans approved by the stockholders.
The committee is also authorized to:
o  adopt and amend employee benefit plans,
o review the activities of the United States Steel & Carnegie Pension Fund as administrator of certain benefit plans,
o make recommendations to the Board concerning policy matters relating to employee benefits,
o make recommendations to the Board concerning the appropriate size and composition of the Board, including
   - candidates for election as directors,
   - the composition and functions of Board committees,
   - the compensation of non-employee directors, and
   - all matters relating to the development and effective functioning of the Board,
o confer with management concerning plans for succession to executive management positions, and
o  consider nominees recommended by stockholders for election as directors.
In recommending candidates for election as directors, the committee, among other considerations, studies the composition of the Board and tries to identify candidates with broad knowledge and experience in business and society in general. Recommendations of candidates by stockholders of record should be sent, together with the nominee's qualifications and consent to be considered as a nominee, to the Secretary of Marathon for presentation to the committee.

CORPORATE GOVERNANCE AND PUBLIC POLICY COMMITTEE

The Corporate Governance and Public Policy Committee concentrates on the following areas of emphasis: ownership of Marathon, stockholder attitudes toward Marathon, political-legislative developments affecting Marathon, and Marathon policies on major public issues.
The committee reviews the following matters and reports to the Board such observations and information thereon as the committee deems appropriate:
o matters bearing on the relationship between management and present or potential stockholders with emphasis on policy and major programs affecting ownership of Marathon,
o communications to and from the investment community, particularly Marathon's stockholders,
o legislative and regulatory issues affecting Marathon's businesses and operations,
o public issues identified by Marathon as likely to generate expectations of Marathon by its constituencies, including stockholders, employees, customers, vendors, governments and the public, and Marathon's position regarding identified public issues including, but not limited to, employee health and safety, environmental, energy and trade matters,
o Marathon efforts to affect identified public issues through research, analysis, lobbying efforts and participation in business and government programs, and
o codes of conduct applicable to employees of Marathon and its principal operating units.
The Committee also assesses and makes recommendations concerning overall corporate governance to the extent specific matters are not the assigned responsibility of other Board committees.

COMMITTEE ON FINANCIAL POLICY

The Committee on Financial Policy provides oversight with respect to the appropriate capital structure and financial policies of Marathon. Its key responsibility in that role is to make recommendations to the Board concerning dividends. The Board has also delegated to the committee the authority to:
o approve financings by Marathon (except financings which involve the issuance of common stock), including the recommendation of action to subsidiaries, partnerships and joint ventures,
o authorize loans to outside entities, guarantees by Marathon of the credit of others, and other uses of Marathon credit, and
o approve Marathon's funding policy for its pension and other post-employment benefit plans.
In addition, the committee is responsible for reviewing the performance of United States Steel & Carnegie Pension Fund as investment manager and/or trustee of our employee benefit plans. It also reviews reports and makes recommendations to the Board on various financial matters.

COMPENSATION OF DIRECTORS



Our by-laws require that each non-employee director be paid allowances and attendance fees as the Board may from time to time determine. Directors who are employees of Marathon receive no compensation for their service on the Board. We pay our non-employee directors as follows:

ANNUAL RETAINER                                    $60,000
COMMITTEE MEMBERSHIP FEE                           $ 5,000  ($6,000 FOR COMMITTEE CHAIR)
MEETING FEE (FOR EACH BOARD OR COMMITTEE MEETING)  $ 2,000

In addition to paying the above fees, Marathon pays Mr. Usher a $25,000 annual fee for serving as Chairman of the Board of Marathon and Chairman of the Board of Managers of Marathon Ashland Petroleum LLC.


Under our Deferred Compensation Plan for Non-Employee Directors, directors may defer some or all of their annual retainers in the form of Common Stock Units or cash. Each of our directors has elected to defer at least half of his or her retainer in the form of Common Stock Units, and some have deferred their entire retainers in this way. All new directors are required to defer at least half of their retainers as Common Stock Units. A Common Stock Unit is what is sometimes referred to as "phantom stock" because initially no stock is actually issued. Instead, we keep a book entry account for each director that shows how many Common Stock Units he or she has. Then, when a director leaves the Board, he or she is issued actual shares of common stock corresponding to the number of Common Stock Units in his or her account. We believe this is an effective way to increase the directors'equity holdings in Marathon and thereby further align their interest with that of the stockholders.


We credit each non-employee director's deferred stock account with Common Stock Units every January. The ongoing value of each Common Stock Unit equals the market price of the common stock. When dividends are paid on the common stock, we credit each account with equivalent amounts in additional Common Stock Units.


Directors may also defer portions of their annual retainers in the form of cash, which may be invested in certain investment options. When a director leaves the Board, he or she receives the deferred cash either in a lump sum or in installments over ten years.


If Marathon were to undergo a change in control resulting in the removal of a non-employee director from the Board, that director would receive a cash payment equal to the value of his or her deferred stock and deferred cash accounts.


Under our Non-Employee Director Stock Plan, each non-employee director may receive a grant of up to 1,000 shares of common stock. In order to qualify, a director must first purchase an equivalent number of shares in the open market during the 60 days following his or her initial election to the Board.


Our retirement policy for directors requires non-employee directors to retire at the end of the month in which they turn 72, even if their terms have not expired. Employee directors must retire from the Board when they retire as employees, except that the chief executive officer may remain on the Board, at the Board's request, through the month in which he or she turns 70. Our policy also provides that directors who undergo a significant change in their business or professional careers should volunteer to resign from the Board.

PROPOSALS OF THE BOARD
The Board will present the following proposals at the meeting:


PROPOSAL NO. 1

ELECTION OF DIRECTORS

Marathon's Restated Certificate of Incorporation divides the directors into three classes: Class I, Class II and Class III. Each class must consist, as nearly as possible, of one-third of the directors. Once elected, directors serve for a term of three years and until their successors are duly elected and qualified. At each annual meeting, directors who are elected to succeed directors whose terms have expired are identified as being of the same class as those they succeed. A director elected to fill a vacancy is elected to the same class as the director he or she succeeds, and a director elected to fill a newly created directorship holds office until the next election of the class to which he or she is elected.


Our by-laws require the Board to fix the number of directors, and the Board has set the maximum number of directors at 19. The current three Class III directors are nominees for election this year for a three-year term that will expire at the 2005 annual meeting. All three of them and all of the continuing Class I and Class II directors except Mr. Daberko and Mr. Reilley (who were elected by the Board effective January 1, 2002), have previously been elected by the stockholders. Of the nine current directors, two are officers of Marathon, five have top executive experience with a wide variety of businesses, one was with the National Aeronautics and Space Administration and served as a university professor before entering business, and one has had a distinguished career in academia, business and government. A brief statement about the background of each nominee and each continuing director is given on the following pages. If any nominee for whom you have voted becomes unable to serve, your proxy may be voted for another person designated by the Board.


Our by-laws describe the procedures that must be used in order for someone nominated by a stockholder of record to be eligible for election as a director. They require that notice be received by the Secretary at least 45 days, but not more than 75 days, before the first anniversary of the date on which we first mailed our proxy materials for the preceding year's annual meeting of stockholders. The notice must contain certain information about the nominee, including his or her age, address, occupation and share ownership, as well as the name, address and share ownership of the stockholder giving the notice.

                  NOMINEES FOR CLASS III DIRECTORS
                  Terms Expire 2005



                  SHIRLEY ANN JACKSON          DIRECTOR SINCE 2000        AGE 55
                  PRESIDENT, RENSSELAER POLYTECHNIC INSTITUTE
                  Dr. Jackson received a BS degree in physics in 1968, and a Ph.D. in theoretical elementary particle physics in 1973, from the Massachusetts Institute of Technology. She was a research associate at the Fermi National Accelerator Laboratory, a visiting scientist at the European Center for Nuclear Research and, from 1976 to 1991, a theoretical physicist at the former AT&T Bell Laboratories. She was a professor of theoretical physics at Rutgers University from 1991 to 1995. She was Chairman of the U.S. Nuclear Regulatory Commission from 1995 to 1999. Dr. Jackson was named President of Rensselaer Polytechnic Institute in 1999. Dr. Jackson is a director of United States Steel Corporation, Federal Express
                  Corporation, AT&T, Medtronic, Inc. and Public Service Enterprise Group. She is a member of the National Academy of Engineering, a Fellow of the American Academy of Arts and Sciences and a Fellow of the American Physical Society. She holds 17 honorary degrees, was awarded the New Jersey Governor's Award in Science in 1993, and was inducted into the National Women's Hall of Fame in 1998. Dr. Jackson is also a trustee of the Brookings Institution and is a Life Trustee of M.I.T.



                  SETH E. SCHOFIELD            DIRECTOR SINCE 1994        AGE 62
                  RETIRED CHAIRMAN AND CHIEF EXECUTIVE OFFICER, USAIR GROUP
                  Mr. Schofield graduated from the Harvard Business School Program for Management Development in 1975. He served in various corporate staff positions after joining USAir in 1957 and became Executive Vice President-Operations in 1981. Mr. Schofield served as President and Chief Operating Officer from 1990 until 1991. He was elected President and Chief Executive Officer in 1991 and became Chairman of the boards of USAir Group and USAir, Inc. in 1992. He retired in January 1996. Mr. Schofield is a director of United States Steel Corporation, Calgon Carbon Corp. and Candlewood Hotel Company, Inc. He is also an Advisory Board member of Desai Capital Management.



                  DOUGLAS C. YEARLEY           DIRECTOR SINCE 1992        AGE 66
                  CHAIRMAN EMERITUS, PHELPS DODGE CORPORATION
                  Mr. Yearley graduated from Cornell University with a Bachelor's degree in metallurgical engineering and attended the Program for Management Development at Harvard Business School. He joined Phelps Dodge in 1960 in project development. He held several key positions before being elected Executive Vice President and a director in 1987, Chairman and Chief Executive Officer in 1989 and President in 1991. He retired in May, 2000. He is a director of United States Steel Corporation and Lockheed Martin Corporation. He was a director of J.P. Morgan & Co. Incorporated and Morgan Guaranty Trust Company of New York from 1993 to 2000, and Southern Peru Copper Corporation from 1991 to 2000. He is Chairman of the International Council on Mining and Metals, director of the Compatible Ventures Group of The Nature Conservancy, member of the National Council of the World Wildlife Fund, and graduate member of The Business Council.

                  CONTINUING CLASS I DIRECTORS
                  Terms Expire 2003



                  NEIL A. ARMSTRONG            DIRECTOR SINCE 1984        AGE 71
                  CHAIRMAN, EDO CORPORATION
                  (ELECTRONIC AND ELECTROMECHANICAL SYSTEMS COMPANY)
                  Mr. Armstrong received a BS degree in aeronautical engineering from Purdue University and an MS degree in aerospace engineering from the University of Southern California. For 17 years he served with the National Aeronautics and Space Administration and its predecessor agency as engineer, test pilot, astronaut and administrator. From 1971 to 1979 he was professor of aerospace engineering at The University of Cincinnati. He became Chairman of CTA, Inc. in 1982, Chairman of AIL Systems Inc. in 1989 and Director and Chairman of the EDO Corporation in 2000. He is a director of RTI International Metals, Inc. and a member of the National Academy of Engineering.



                  CLARENCE P. CAZALOT, JR.     DIRECTOR SINCE 2000        AGE 51
                  PRESIDENT AND CHIEF EXECUTIVE OFFICER, MARATHON OIL
                  CORPORATION
                  Mr. Cazalot graduated from Louisiana State University in 1972 with a BS degree in geology and joined Texaco Inc. that same year as a geophysicist. After holding a number of management positions, Mr. Cazalot was elected a Vice President of Texaco Inc. and President of Texaco's Latin America/West Africa Division in 1992. In 1994 he was named President of Texaco Exploration and Production Inc., and in 1997 he was named President of International Marketing and Manufacturing. Mr. Cazalot was named President-International Production and Chairman of London-based Texaco Ltd. in 1998. He was named President-Worldwide Production Operations of Texaco Inc. in 1999. Mr. Cazalot was elected Vice Chairman-USX Corporation and President-Marathon Oil Company effective March 3, 2000, and President and Chief Executive Officer of Marathon Oil Corporation effective upon the separation of USX's steel and energy businesses. He is a director and Executive Committee member of the U.S.-Saudi Arabian Business Council, and a member of the Board of directors and Executive Committee of the American Petroleum Institute. Mr. Cazalot is also a member of the Board of Directors of the National Association of Manufacturers and is on the Board of Advisors for the Maguire Energy Institute.



                  DAVID A. DABERKO       DIRECTOR SINCE JANUARY 1, 2002   AGE 56
                  CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER, NATIONAL CITY CORPORATION
                  Mr. Daberko graduated from Denison University with a BA and from Case Western Reserve University with an MBA. He joined National City Bank in 1968 as a management trainee and held a number of management positions within the company. In 1985 he led the assimilation of the former BancOhio National Bank into National City Bank, Columbus. In 1987 Mr. Daberko was elected deputy chairman of the corporation and president of National City Bank in Cleveland. He served as president and chief operating officer from 1993 until 1995 when he was named Chief Executive Officer. Mr. Daberko is a director of OMNOVA Solutions, Inc. He is a trustee of Case Western University and the Financial Services Roundtable.

                  CONTINUING CLASS II DIRECTORS
                  Terms Expire 2004


                  CHARLES R. LEE               DIRECTOR SINCE 1991        AGE 62
                  CHAIRMAN OF THE BOARD AND CO-CEO, VERIZON COMMUNICATIONS INC. (COMMUNICATIONS COMPANY)
                  Mr. Lee received a Bachelor's degree in metallurgical engineering from Cornell University and an MBA with distinction from the Harvard Graduate School of Business. He served in various financial and management positions before becoming Senior Vice President-Finance for Penn Central Corp. and then Columbia Pictures Industries Inc. In 1983 he joined GTE Corporation (which merged with Bell Atlantic Corporation to form Verizon Communications in 2000) as Senior Vice President of Finance and in 1986 was named Senior Vice President of Finance and Planning. He was elected President, Chief Operating Officer and Director in December 1988 and was elected Chairman of the Board and Chief Executive Officer of GTE in May 1992. He was elected to his present position with Verizon Communications on June 30, 2000. Mr. Lee is a director of United States Steel Corporation, The Procter & Gamble Company, United Technologies Corporation, the Stamford Hospital Foundation, and the New American Schools Development Corporation. He is a member of The Business Council, The Business Roundtable, The Conference Board and the New American Realities Committee of the National Planning Association. He is also a Trustee Emeritus and Presidential Councillor of Cornell University.


                  DENNIS H. REILLEY      DIRECTOR SINCE JANUARY 1, 2002   AGE 48
                  CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER, PRAXAIR, INC. Mr. Reilley graduated from Oklahoma State University with a BS in Finance in 1978. He began working at Conoco, Inc. in 1975 as a pipeline engineer and in 1979 was promoted to Executive Assistant to the Chairman. Mr. Reilley held many key positions at E. I. Du Pont de Nemours & Company which purchased Conoco in 1981. He held senior management positions in DuPont's Chemicals and Specialties business including Vice President and General Manager of Special Chemicals. In May 1999 he was appointed Executive Vice President and Chief Operating Officer of DuPont with responsibility for pigments and chemicals, specialty polymers, nylon and polyester. Mr. Reilley became Chairman, President and Chief Executive Officer of Praxair, Inc. in 2002. Mr. Reilley is a director of Entergy Corporation.


                  THOMAS J. USHER        DIRECTOR SINCE 1991              AGE 59
                  CHAIRMAN OF THE BOARD, MARATHON OIL CORPORATION AND CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER AND PRESIDENT, UNITED STATES STEEL CORPORATION
                  Mr. Usher graduated from the University of Pittsburgh with a BS degree in industrial engineering,an MS degree in operations research and a Ph.D. in systems engineering. He joined United States Steel Corporation ("U. S. Steel") (later renamed USX Corporation) in 1965 and held various positions in industrial engineering. From 1975 through 1979,he held a number of management positions at U. S. Steel's South and Gary Works. Mr. Usher was elected Executive Vice President-Heavy Products in 1986, President-U. S. Steel Group and director of USX in 1991, President and Chief Operating Officer of USX in 1994 and Chairman of the Board and Chief Executive Officer effective July 1,1995. He is Chairman of the Board of Directors of United States Steel Corporation,and a director of H. J. Heinz Co., PNC Financial Services Group,and PPG Industries,Inc. Mr. Usher is Vice Chairman of the International Iron and Steel Institute; Director and Chairman of the U.S.-Korea Business Council; Chairman and member of the Executive Committee of TheSteelAlliance and a member of the Board of Trustees of the University of Pittsburgh and of the Board of the Extra Mile Education Foundation.

PROPOSAL NO. 2

ELECTION OF INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP has served as independent accountants of the Company for many years. We believe that their knowledge of Marathon's business and its organization gained through this period of service is very valuable. In accordance with the established policy of the firm, partners and employees of PricewaterhouseCoopers assigned to the Marathon engagement are periodically rotated, thus giving Marathon the benefit of new thinking and approaches in the audit area. We expect representatives of PricewaterhouseCoopers to be present at the meeting with an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.


For the year 2001, PricewaterhouseCoopers performed professional services in connection with audits of the consolidated financial statements of USX and the financial statements of the USX-Marathon Group and the USX-U.S. Steel Group, certain subsidiaries and certain pension and other employee benefit plans. They also reviewed quarterly reports and other filings with the Securities and Exchange Commission and other agencies.


PROPOSAL OF STOCKHOLDERS
A Stockholder will present the following proposal at the meeting:


PROPOSAL NO. 3

REDEMPTION OR TERMINATION OF SHAREHOLDER RIGHTS PLAN

Chris Rossi, P.O. Box 249, Boonville, CA95415, owner of 300 shares of Common Stock, has given notice that he intends to present the following proposal at the annual meeting of stockholders. In accordance with applicable proxy regulations, the proposal and supporting statement, for which the Company accepts no responsibility, are set forth below.


3 - SHAREHOLDER VOTE ON POISON PILLS

Shareholders request that our Board of Directors seek shareholder approval prior to adopting any poison pill and also redeem or terminate any pill now in effect unless it has been approved by a shareholder vote at the next shareholder meeting.


The poison pill is an important issue for shareholder vote even if our company does not now have a poison pill or plan to adopt a poison pill in the future. Currently our board can adopt a poison pill and/or redeem a current poison pill and adopt a new poison pill:
1) At any time
2) In a short period of time
3) Without shareholder approval


NEGATIVE EFFECTS OF POISON PILLS ON SHAREHOLDER VALUE
A study by the Securities and Exchange Commission found evidence that the negative effect of poison pills to deter profitable takeover bids outweigh benefits.
        Source: Office of the Chief Economist, Securities and Exchange Commission, The Effect of Poison Pills on the Wealth of Target Shareholders, October 23, 1986.

ADDITIONAL SUPPORT FOR THIS PROPOSAL TOPIC
o Pills adversely affect shareholder value.
        Power and Accountability
        Nell Minow and Robert Monks


o The Council of Institutional Investors www.cii.org/clicentral/policies.htm & www.cii.org recommends shareholder approval of all poison pills.


INSTITUTIONAL INVESTOR SUPPORT FOR SHAREHOLDER VOTE

Many institutional investors believe poison pills should be voted on by shareholders. A poison pill can insulate management at the expense of shareholders. A poison pill is such a powerful tool that shareholders should be able to vote on whether it is appropriate. We believe a shareholder vote on poison pills will avoid an unbalanced concentration of power in our directors who could focus on narrow interests at the expense of the vast majority of shareholders.


INSTITUTIONAL INVESTOR SUPPORT IS HIGH-CALIBER SUPPORT

This proposal topic has significant institutional support. Shareholder right to vote on poison pill resolutions achieved a 57% average yes-vote from shareholders at 26 major companies in 2000 (Percentage based on yes-no votes).


Institutional investor support is high-caliber support. Institutional investors have the advantage of a specialized staff and resources, long-term focus, fiduciary duty and independent perspective to thoroughly study the issues involved in this proposal topic.


68% VOTE AT A MAJOR COMPANY

This proposal topic won 68% of the yes-no vote at the Burlington Northern Santa Fe (BNI) 2001 annual meeting. The text of the BNI proposal, which has further information on poison pills, is available at The Corporate Library website under Proposals.


SHAREHOLDER VOTE PRECEDENT SET BY OTHER COMPANIES

In recent years, various companies have been willing to redeem poison pills or at least allow shareholders to have a meaningful vote on whether a poison pill should remain in force. We believe that our company should do so as well.


                 IN THE INTEREST OF SHAREHOLDER VALUE VOTE YES:
                        SHAREHOLDER VOTE ON POISON PILLS
                                    YES ON 3

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING REASONS:




THE COMPANY'S SHAREHOLDER RIGHTS PLAN IS UNLIKE THE RIGHTS PLANS OF MOST OTHER COMPANIES AND DOES NOT PREVENT A FULLY FINANCED CASH TENDER OFFER FOR ALL OUTSTANDING SHARES OF COMMON STOCK. If the potential acquirer does not make an all cash offer, our rights plan is designed to encourage a potential acquirer to negotiate directly with the Board. The Board is in the best position to negotiate on behalf of all stockholders, to evaluate the adequacy of the noncash offer, and to seek a higher price if there is to be a sale of the Company. If the Board determines that the noncash offer is fair to all stockholders, the Board can redeem the rights.

In October 1989, the Board of Directors originally adopted the shareholder rights plan to protect the Company's stockholders in the event of certain unsolicited attempts to acquire control of the Company. Following a successful shareholder proposal in 1990 objecting to the form of the rights plan, the Company, after an extensive review that included consultation with institutional investors, amended the rights plan to exclude from its effect fully financed all cash tender offers for all outstanding common stock that complies with the plan. A shareholder proposal in 1992 that objected to the revised rights plan was rejected by the stockholders. When this plan expired, a new rights plan was adopted in essentially the same form.


The rights plan contains provisions to safeguard you in the event of an unsolicited offer to acquire the Company, whether through a gradual accumulation of shares in the open market, the acquisition in the open market or otherwise of shares constituting control without offering fair value to all stockholders, a partial or two-tiered tender offer that does not treat all stockholders equally, or other coercive or unfair takeover tactics which the Board of Directors believes are not in the best interests of the stockholders. The Board believes that the continuation of the Company's rights plan is in the best interests of the Company and its stockholders.


The rights plan is designed to strengthen the ability of the Board of Directors, in its exercise of its fiduciary duties, to maximize shareholder value and protect shareholders from unilateral, unfair and abusive takeover tactics. This is the reason that more than half of the companies comprising the S&P500 Index, have adopted some type of rights plan.


The economic benefits of a shareholders'rights plan to stockholders have been validated. A study published in November 1997 by Georgeson & Company found that companies with shareholder rights plans received $13 billion in additional takeover premiums during the period of 1992 to 1996, and that stockholders of acquired companies without shareholder rights plans gave up $14.5 billion in potential premiums. The study further found that (1) premiums paid to acquire target companies with shareholder rights plans were on average eight percentage points higher than premiums paid for target companies that did not have such plans, (2) the presence of a rights plan did not increase the likelihood of the withdrawal of a friendly takeover bid nor defeat a hostile one, and (3) rights plans did not reduce the likelihood of a company becoming a takeover target.


The recommendation against the proposal is based on the Board's belief that the shareholder rights plan is in the best interests of all of the Company's stockholders.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE AGAINST THE ADOPTION OF THIS SHAREHOLDER PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

AUDIT COMMITTEE REPORT

Our committee has reviewed and discussed Marathon's audited financial statements for 2001 with Marathon's management. We have discussed with the independent auditors, PricewaterhouseCoopers LLP("PricewaterhouseCoopers"), the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as may be modified or supplemented. We have received the written disclosures and the letter from PricewaterhouseCoopers required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and we have discussed with PricewaterhouseCoopers its independence. Based on the review and discussions referred to above, we recommended to the Board that the audited financial statements for Marathon be included in the Company's Annual Report on Form 10-K for 2001 for filing with the Securities and Exchange Commission.




Shirley Ann Jackson, Chair
Neil A. Armstrong
David A. Daberko
Charles R. Lee
Dennis H. Reilley
Douglas C. Yearley

INFORMATION REGARDING THE INDEPENDENCE OF THE INDEPENDENT PUBLIC ACCOUNTANTS



In addition to performing the audit of the Company's consolidated financial statements, PricewaterhouseCoopers provided various other services during 2001. The aggregate fees billed, including out-of-pocket expenses, for 2001 for each of the following categories of services are set forth below:

Audit of the Company's 2001 financial statements and
review of its quarterly financial information                      $2.6 million


Financial information systems design and implementation fees (1)   $42.8 million


All other services (2)                                             $4.6 million


   (1)Fees relate to the implementation of SAP, an integrated business software system. The core modules were implemented effective January 1, 2002 and it is anticipated that the remaining implementation work will be substantially complete by April 30, 2002.
   (2)"All other services" includes (a) $0.2 million for the audits of various benefit plans, (b) $0.8 million for acquisition and due diligence services, (c) $0.5 million for costs related to the separation from United States Steel, (d) $1.0 million for tax advice and preparation of tax returns for expatriate employees, executives and various foreign locations of the Company, (e) $1.9 million for advice in connection with obtaining tax refunds and (f) $0.2 million for all other services.



COMPATIBILITY OF PRICEWATERHOUSECOOPERS'SERVICES WITH ITS INDEPENDENCE

The Audit Committee has considered whether PricewaterhouseCoopers' provision of the services provided under "financial information systems design and implementation fees" and "all other services" above is compatible with maintaining PricewaterhouseCoopers' independence, and the committee has determined that it is.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS


The following table furnishes information concerning all persons known to Marathon to beneficially own five percent or more of the common stock of
Marathon:

NAME AND ADDRESS                AMOUNT AND NATURE               PERCENT
      OF                                OF                        OF
BENEFICIAL OWNER              BENEFICIAL OWNERSHIP         OUTSTANDING SHARES
--------------------------------------------------------------------------------
Capital Research and
Management Company                     17,976,900 (1)           5.86 (1)
333 South Hope Street
Los Angeles, CA90071

Barclays Capital Securities, Ltd.      21,258,698 (2)           6.87 (2)
5 The North Collanade, Cannery Wharf
London, E14 4BB


(1) Based on Schedule 13G dated February 11, 2002 which indicates that Capital Research and Management Company had sole voting power over no shares, shared voting power over no shares, sole dispositive power over 17,976,900 shares and shared dispositive power over no shares.
(2) Based on Schedule 13G dated February 8, 2002 which indicates that Barclays Capital Securities, Ltd. had sole voting power over 20,170,989 shares, shared voting power over no shares, sole dispositive power over 21,258,698 shares, and shared dispositive power over no shares. According to such
    Schedule 13G, (i) Barclays Global Investors NAis the beneficial owner of 18,117,177 shares and has sole voting power over 17,046,068 shares, shared voting power over no shares, sole dispositive power over 18,117,177 shares, and shared dispositive power over no shares, (ii) Barclays Global Fund Advisors is the beneficial owner of 1,618,882 shares and has sole voting power over 1,618,882 shares, shared voting power over no shares, sole dispositive power over 1,618,882 shares, and shared dispositive power over no shares, (iii) Barclays Global Investors, Ltd. is the beneficial owner of 1,344,498 shares and has sole voting power over 1,327,898 shares, shared voting power over no shares, sole dispositive power over 1,344,498 shares, and shared dispositive power over no shares, (iv) Barclays Funds Limited is the beneficial owner of 48,766 shares and has sole voting power over 48,766 shares, shared voting power over no shares, sole dispositive power over 48,766 shares, and shared dispositive power over no shares, (v) Barclays Trust & Banking Company (Japan) Ltd. is the beneficial owner of 109,121 shares and has sole voting power over 109,121 shares, shared voting power over no shares, sole dispositive power over 109,121 shares, and shared dispositive power over no shares, (vi) Barclays Life Assurance Company Ltd. is the beneficial owner of 18,554 shares and has sole voting power over 18,554 shares, shared voting power over no shares, sole dispositive power over 18,554 shares, and shared dispositive power over no shares, and (vii) Barclays Capital Securities, Ltd. is the beneficial owner of 1,700 shares and has sole voting power over 1,700 shares, shared voting power over no shares, sole dispositive power over 1,700 shares, and shared dispositive power over no shares.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS




The following table sets forth the number of shares of Marathon common stock beneficially owned as of January 31, 2002 by each director, by each executive officer named in the Summary Compensation Table and by all directors and executive officers as a group. No director or executive officer beneficially owned, as of January 31, 2002, any equity securities of Marathon other than those shown.

             NAME                                                       SHARES
-------------------------------------------------------------------------------
Neil A. Armstrong (1) ...................................................15,308
Clarence P. Cazalot, Jr. (2) (3) .......................................576,217
David A. Daberko (1) .....................................................2,000
Robert M. Hernandez (2) (3) ............................................643,098
Jerry Howard (2) (3) ....................................................77,102
Shirley Ann Jackson (1) (2)...............................................3,840
Charles R. Lee (1).......................................................15,963
Steve J. Lowden (2) .....................................................65,000
Kenneth L. Matheny (2) (3) .............................................124,241
John T. Mills (2) (3) ..................................................186,076
Dennis H. Reilley (1) ....................................................2,000
Seth E. Schofield (1) (2).................................................9,938
John P. Surma (2) (3) (4) ..............................................185,600
Thomas J. Usher (1) (2) (3) ..........................................1,364,164
Douglas C. Yearley (1) ...................................................9,382
All Directors and Executive Officers .................................3,593,258
as a group (21 persons) (1) (2) (3) (4) (5)
-------------------------------------------------------------------------------

(1) Includes Common Stock Units credited under the Marathon Oil Corporation Deferred Compensation Plan for Non-Employee Directors as follows:

                                                               COMMON
                                                             STOCK UNITS
        ----------------------------------------------------------------
        Neil A. Armstrong. . . . . . . . . . . . . . . . . . . 13,808
        David A. Daberko . . . . . . . . . . . . . . . . . . .  2,000
        Shirley Ann Jackson. . . . . . . . . . . . . . . . . .  2,817
        Charles R. Lee . . . . . . . . . . . . . . . . . . . . 13,963
        Dennis H. Reilley. . . . . . . . . . . . . . . . . . .  2,000
        Seth E. Schofield  . . . . . . . . . . . . . . . . . .  8,809
        Thomas J. Usher. . . . . . . . . . . . . . . . . . . .  1,000
        Douglas C. Yearley . . . . . . . . . . . . . . . . . .  8,382
        ----------------------------------------------------------------

(2) Includes shares held under the Marathon Thrift Plan, the U. S. Steel Savings Fund Plan, the Dividend Reinvestment and Direct Stock Purchase Plan and the 1990 Stock Plan.
(3) Includes shares which may be acquired upon exercise of outstanding options as follows (all options are currently excisable other than those granted in 2001, 300,000 options granted to Mr. Cazalot in 2000, 20,000 options granted to Mr. Lowden in 2000, and 20,000 options granted to Mr. Behrman in 2000, who appears as part of our "All Directors and Executive Officers as a group"): Mr. Usher 1,101,100; Mr. Cazalot 520,000; Mr. Hernandez 562,625; Mr. Surma 170,000; Mr. Mills 130,710; Mr. Matheny 83,260; Mr. Howard 56,100;
    Mr. Lowden 55,000; and all directors and executive officers as a group:
    2,921,455.
(4) As of January 31, 2002, the United States Steel and Carnegie Pension Fund, trustee of the United States Steel Corporation Plan for Employee Pension Benefits and the United States Steel Corporation Plan for Non-Union Employee Pension Benefits, owned 587,680 shares of Marathon Stock. This stock was received in exchange for common stock of Texas Oil & Gas Corp. Mr. Surma is chairman and one of seven members of the Investment Committee of the trustee. The board of directors of the trustee has by formal resolution delegated sole power to vote and dispose of such stock to a subcommittee of the Investment Committee which is composed of members who are not officers or employees of United States Steel. Mr. Surma disclaims beneficial ownership of such stock.
(5) Total shares beneficially owned in each case constitute less than one percent of the outstanding shares of Marathon common stock, except that all directors and executive officers as a group own 1.16 percent of Marathon common stock.

EXECUTIVE COMPENSATION AND OTHER INFORMATION



The following table sets forth certain information concerning the compensation awarded to, earned by or paid to (a) Mr. Usher, Chairman of the Board and former Chief Executive Officer, and Mr. Cazalot, President and current Chief Executive Officer, (b) the other four most highly compensated executive officers of Marathon who were serving as executive officers at the end of 2001, and (c) Mr. Hernandez and Mr. Surma, each of whom would have been among the other four most highly compensated executive officers of Marathon if he had been serving as an executive officer at the end of 2001, for services rendered in all capacities during 2001, 2000 and 1999:

SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                                ANNUAL COMPENSATION                       LONG-TERM COMPENSATION (7)
                                 ----------------------------------------------------    -----------------------------
         NAME                                                SALARY AND       OTHER       RESTRICTED                    ALL
     AND PRINCIPAL                                             BONUS          ANNUAL        STOCK       OPTIONS/       OTHER
        POSITION           YEAR     SALARY     BONUS (4)(6)     TOTAL     COMPENSATION      AWARD(S)(1)  SARS(2)(5)  COMPENSATION(3)
                                      ($)          ($)           ($)            ($)          ($)          (#)           ($)
------------------------------------------------------------------------------------------------------------------------------------
T. J. Usher                2001   1,400,000     9,000,000    10,400,000       12,252      2,844,737     650,000       109,115
Chairman of the Board      2000   1,325,000     2,500,000     3,825,000        7,729      4,925,000     400,000       112,406
and former Chief Executive 1999   1,241,667     1,400,000     2,641,667       13,660        291,151     324,000       119,108
Officer

------------------------------------------------------------------------------------------------------------------------------------
C. P. Cazalot, Jr.         2001     650,000     2,200,000     2,850,000       20,311         67,484     175,000       144,488
President and Chief        2000     495,652     1,500,000     1,995,652            0      1,875,000     400,000        28,239
Executive Officer

------------------------------------------------------------------------------------------------------------------------------------
R. M. Hernandez            2001     625,000     1,000,000     1,625,000        9,121         50,576     187,500        55,318
former Vice Chairman       2000     600,000     1,000,000     1,600,000        9,250      1,477,500     150,000        56,512
& Chief Financial Officer  1999     573,750       600,000     1,173,750        7,535         94,153     120,000        55,435
------------------------------------------------------------------------------------------------------------------------------------
J. P. Surma                2001     416,667     1,000,000     1,416,667       11,572        357,720      94,200        92,592
former Assistant to        2000     350,000       650,000     1,000,000        1,781              0      43,850        42,750
the Chairman               1999     315,000       350,000       665,000        1,750              0      28,900        23,974

------------------------------------------------------------------------------------------------------------------------------------
J. T. Mills                2001     296,667       325,000       621,667        1,132         12,195      25,000        39,067
Chief Financial Officer    2000     290,000       340,000       630,000        3,777        318,750      22,500        31,575
                           1999     280,000       240,000       520,000        2,153              0      16,000        28,063

------------------------------------------------------------------------------------------------------------------------------------
K. L. Matheny              2001     288,750       300,000       588,750        1,613         10,540      31,250        30,272
Vice President -           2000     272,500       300,000       572,500        1,566        307,813      25,000        31,077
Investor Relations         1999     247,500       155,000       402,500        1,656              0      15,000        25,038

------------------------------------------------------------------------------------------------------------------------------------

J. Howard                  2001     255,000       325,000       580,000            0          6,319      25,000        26,829
Senior Vice President -    2000     241,250       290,000       531,250            0        184,688      20,000        29,512
Corporate Affairs          1999     226,667       155,000       381,667            0              0      15,000        24,666

------------------------------------------------------------------------------------------------------------------------------------
S. J. Lowden               2001     275,000       300,000       575,000            0        325,200      25,000        15,620
Senior Vice President -    2000      23,354        65,000        88,354            0              0      30,000             0
Business Development
------------------------------------------------------------------------------------------------------------------------------------

(1) Grants of restricted stock were made under the 1990 Stock Plan. The amount shown for Mr. Usher for 2001 includes 90,000 Marathon shares granted under the August 8, 2001 Completion and Retention Agreement discussed in the Compensation and Organization Committee Report, beginning on page 34, and under the heading "Change in Control Arrangements and Employment Contracts" beginning on page 41. All grants shown are subject to conditions including continued employment and achievement of certain business performance standards. Dividends are paid on restricted stock. Shown below is the vesting schedule for restricted stock scheduled to vest less than three years from the date of grant, together with the number and value, as of December 31, 2001, of the aggregate holdings of restricted stock for each of the executive officers named in the Summary Compensation Table. Vesting levels shown assume achievement of business performance at peer-group target standards (as described in the Compensation and Organization Committee Report).

                                                                                               UNVESTED RESTRICTED SHARES
                                   VESTING SCHEDULE FOR RESTRICTED STOCK                           AGGREGATE HOLDINGS
                 -------------------------------------------------------------------------------------------------------------------
                                               May         August      May          May                              Value as of
                                               2002         2002       2003         2004                           December 31, 2001
Name             Date Granted      Stock     (Shares)     (Shares)   (Shares)     (Shares)      Stock     Shares          ($)
------------------------------------------------------------------------------------------------------------------------------------
T. J. Usher         May 30, 2000   Marathon    26,000                 26,000                  Marathon    194,000     5,814,180
                  August 8, 2001   Marathon                30,000     30,000       30,000
                    May 30, 2000   U.S. Steel  14,000                 14,000                  U.S. Steel   56,000     1,016,680

------------------------------------------------------------------------------------------------------------------------------------
C. P. Cazalot, Jr.  May 30, 2000   Marathon    12,000                 12,000                  Marathon     48,000     1,438,560
                    May 30, 2000   U.S. Steel   3,000                  3,000                  U.S. Steel   12,000       217,860

------------------------------------------------------------------------------------------------------------------------------------
R. M. Hernandez     May 30, 2000   Marathon     7,800                  7,800                  Marathon     31,200       935,064
                    May 30, 2000   U.S. Steel   4,200                  4,200                  U.S. Steel   16,800       305,004

------------------------------------------------------------------------------------------------------------------------------------
J. P. Surma         May 29, 2001   Marathon     2,750                  2,750        2,750     Marathon     11,000       329,670

------------------------------------------------------------------------------------------------------------------------------------
J. T. Mills         May 30, 2000   Marathon     2,500                  2,500                  Marathon     10,000       299,700

------------------------------------------------------------------------------------------------------------------------------------
K. L. Matheny       May 30, 2000   Marathon     1,625                  1,625                  Marathon      6,500       194,805
                    May 30, 2000   U.S. Steel     875                    875                  U.S. Steel    3,500        63,543

------------------------------------------------------------------------------------------------------------------------------------
J. Howard           May 30, 2000   Marathon       975                    975                  Marathon      3,900       116,883
                    May 30, 2000   U.S. Steel     525                    525                  U.S. Steel    2,100        38,126

------------------------------------------------------------------------------------------------------------------------------------
S. J. Lowden        May 29, 2001   Marathon     2,500                  2,500        2,500     Marathon     10,000       299,700
------------------------------------------------------------------------------------------------------------------------------------

(2) All option shares listed except those granted to Mr. Surma were granted with tandem stock appreciation rights ("SARs").
(3) This column includes amounts contributed under the Marathon Thrift Plan or the USX Savings Fund Plan and the related supplemental savings plans. Such amounts for 2001 were $84,000 for Mr. Usher, $141,738 for Mr. Cazalot, $37,500 for Mr. Hernandez, $64,875 for Mr. Surma, $38,567 for Mr. Mills, $17,325 for Mr. Matheny, $15,300 for Mr. Howard and $15,620 for Mr. Lowden. Also included are amounts attributable to split-dollar life insurance provided by USX. For 2001, these amounts were $22,365 for Mr. Usher, $15,068 for Mr. Hernandez, $24,967 for Mr. Surma, $10,197 for Mr. Matheny and $11,529 for Mr. Howard. Also included are amounts attributable to a tax return preparation program. For 2001, these amounts were $2,750 each for Messrs. Usher, Cazalot, Hernandez, Surma, and Matheny. For 1999 this column also included dividends paid on restricted stock, which have never been, and are not now, at above-market or preferential rates.
(4) Mr. Usher's bonus amount for 2001 includes a $3,000,000 bonus paid by USX for services rendered in 2001 and a $6,000,000 separation completion bonus paid by Marathon for his contribution to the successful separation of Marathon and United States Steel into two independent companies. The Completion and Retention Agreement, which included the separation completion bonus, was authorized and approved by the Compensation
    Committee of the Board of Directors of USX and was disclosed in the proxy statement/prospectus dated September 20, 2001 for the special meeting of stockholders to vote on the Separation. The Completion and Retention Agreement is described in the Compensation and Organization Committee
    Report on pages 34-35 and in the Change in Control Arrangements and Employment Contracts on page 41.
(5) Of the 650,000 option/SAR shares granted to Mr. Usher, 325,000 Marathon and 175,000 Steel option/SAR shares were granted in May 2001 under the USX 1990 Stock Plan. In addition, on December 31, 2001, 150,000 Marathon phantom SAR shares were granted under the above-mentioned Completion and Retention Agreement and are included in the total shown in the table. Also pursuant to the Agreement, 350,000 additional Marathon phantom SAR shares were granted on January 2, 2002.
(6) Mr. Cazalot's bonus amount for 2001 includes a $2,000,000 bonus paid by Marathon for services rendered in 2001 and a $200,000 retention bonus paid by Marathon pursuant to Mr. Cazalot's employment contract, which provides for the payment of a retention bonus of $200,000 on the first, second, third, fourth and fifth anniversaries of his employment date. (See pages 41-42 of this report for additional information on Mr. Cazalot's employment agreement.)

(7) Restricted stock and stock options/SAR shares granted by stock are as follows:

                                                                        RESTRICTED     STOCK OPTION/
NAME                                  YEAR               STOCK           STOCK ($)     SAR SHARES (#)
-------------------------------------------------------------------------------------------------------
T. J. Usher                           2001             Marathon         2,802,978          475,000
                                      2001             U.S. Steel          41,759          175,000
                                   --------------------------------------------------------------------
                                      2000             Marathon         3,315,000          260,000
                                      2000             U.S. Steel       1,610,000          140,000
                                   --------------------------------------------------------------------
                                      1999             Marathon           191,878          210,600
                                      1999             U.S. Steel          99,273          113,400
-------------------------------------------------------------------------------------------------------
C. P. Cazalot, Jr.                    2001             Marathon            58,536          140,000
                                      2001             U.S. Steel           8,948           35,000
                                   --------------------------------------------------------------------
                                      2000             Marathon         1,530,000          380,000
                                      2000             U.S. Steel         345,000           20,000
-------------------------------------------------------------------------------------------------------
R. M. Hernandez                       2001             Marathon            38,048          121,875
                                      2001             U.S. Steel          12,528           65,625
                                   --------------------------------------------------------------------
                                      2000             Marathon           994,500           97,500
                                      2000             U.S. Steel         483,000           52,500
                                   --------------------------------------------------------------------
                                      1999             Marathon            62,040           78,000
                                      1999             U.S. Steel          32,113           42,000
-------------------------------------------------------------------------------------------------------
J. P. Surma                           2001             Marathon           357,720           50,000
                                      2001              Ashland                 0           44,200
                                   --------------------------------------------------------------------
                                      2000             Marathon                 0           30,000
                                      2000              Ashland                 0           13,850
                                   --------------------------------------------------------------------
                                      1999             Marathon                 0           20,000
                                      1999              Ashland                 0            8,900
-------------------------------------------------------------------------------------------------------
J. T. Mills                           2001             Marathon            12,195           25,000
                                   --------------------------------------------------------------------
                                      2000             Marathon           318,750           22,500
                                   --------------------------------------------------------------------
                                      1999             Marathon                 0           16,000
-------------------------------------------------------------------------------------------------------
K. L. Matheny                         2001             Marathon             7,935           20,310
                                      2001             U.S. Steel           2,605           10,940
                                   --------------------------------------------------------------------
                                      2000             Marathon           207,188           16,250
                                      2000             U.S. Steel         100,625            8,750
                                   --------------------------------------------------------------------
                                      1999             Marathon                 0            9,750
                                      1999             U.S. Steel               0            5,250
-------------------------------------------------------------------------------------------------------
J. Howard                             2001             Marathon             4,748           16,250
                                      2001             U.S. Steel           1,571            8,750
                                   --------------------------------------------------------------------
                                      2000             Marathon           124,313           13,000
                                      2000             U.S. Steel          60,375            7,000
                                   --------------------------------------------------------------------
                                      1999             Marathon                 0            9,750
                                      1999             U.S. Steel               0            5,250
-------------------------------------------------------------------------------------------------------
S. J. Lowden                          2001             Marathon           325,200           25,000
                                   --------------------------------------------------------------------
                                      2000             Marathon                 0           30,000
-------------------------------------------------------------------------------------------------------

26

2001 OPTION/SAR GRANTS


The following table sets forth certain information concerning options and stock appreciation rights ("SARs") granted during 2001 to each executive officer named in the Summary Compensation Table under the 1990 Stock Plan:

                                             INDIVIDUAL GRANTS
                                -----------------------------------------
                                  NUMBER OF     % OF TOTAL                                   POTENTIAL REALIZABLE VALUE AT ASSUMED
                                  SECURITIES   OPTIONS/SARS     EXERCISE                         ANNUAL RATES OF STOCK PRICE
                                  UNDERLYING    GRANTED TO      OR BASE                       APPRECIATION FOR OPTION TERM ($)(4)
                                 OPTIONS/SARS    EMPLOYEES     PRICE PER        EXPIRATION  ----------------------------------------
NAME OR GROUP         STOCK       GRANTED(1)      IN 2001(3)   SHARE ($)          DATE          0%            5%            10%
------------------------------------------------------------------------------------------------------------------------------------
T. J. Usher         Marathon        325,000(2)       18.1%       32.5200      May 29, 2011       0        6,646,803      16,844,263
                    Marathon        150,000(5)        8.4%       29.9700      Dec 31, 2011       0        2,827,200       7,164,675
                    U. S. Steel     175,000(2)       16.1%       19.8850      May 29, 2011       0        2,188,480       5,546,030


C. P. Cazalot, Jr.  Marathon        140,000(2)        7.8%       32.5200      May 29, 2011       0        2,863,238       7,255,990
                    U. S. Steel      35,000(2)        3.2%       19.8850      May 29, 2011       0         437,696        1,109,206


R. M. Hernandez     Marathon        121,875(2)        6.8%       32.5200      May 29, 2011       0        2,492,551       6,316,598
                    U. S. Steel      65,625(2)        6.0%       19.8850      May 29, 2011       0         820,680        2,079,761


J. P. Surma         Marathon         50,000(6)        2.8%       32.5200      May 29, 2011       0        1,022,585       2,591,425
                    Ashland          44,200(6)        4.4%       36.3800      Oct 20, 2011       0        1,011,261       2,562,734


J. T. Mills         Marathon         25,000(2)        1.4%       32.5200      May 29, 2011       0         511,293        1,295,713


K. L. Matheny       Marathon         20,310(2)        1.1%       32.5200      May 29, 2011       0         415,374        1,052,637
                    U. S. Steel      10,940(2)        1.0%       19.8850      May 29, 2011       0         136,811          346,706


J. Howard           Marathon         16,250(2)        0.9%       32.5200      May 29, 2011       0         332,340          842,213
                    U. S. Steel       8,750(2)        0.8%       19.8850      May 29, 2011       0         109,424          277,302


S. J. Lowden        Marathon         25,000(2)        1.4%       32.5200      May 29, 2011       0         511,293        1,295,713

------------------------------------------------------------------------------------------------------------------------------------
All Stockholders    Marathon            N/A            N/A       32.5200               N/A       0    6,384,324,932  16,179,094,391
                    U. S. Steel         N/A            N/A       19.8850               N/A       0    1,115,471,257   2,826,819,097
                    Ashland             N/A            N/A       36.3800               N/A       0    1,582,435,407   4,010,203,060

------------------------------------------------------------------------------------------------------------------------------------
All Optionees       Marathon      1,792,395         100.0%       32.5200      May 29, 2011       0       36,657,525      92,897,144
                    U. S. Steel   1,089,555         100.0%       19.8850      May 29, 2011       0       13,625,539      34,529,741
                    Ashland       1,000,850         100.0%       36.3800      Oct 20, 2011       0       22,898,647      58,029,683

------------------------------------------------------------------------------------------------------------------------------------
All Optionees'      Marathon            N/A            N/A       32.5200               N/A       0            0.6%             0.6%
Gain as % of        U. S. Steel         N/A            N/A       19.8850               N/A       0            1.2%             1.2%
All Stockholders'   Ashland             N/A            N/A       36.3800               N/A       0            1.4%             1.4%
Gain
------------------------------------------------------------------------------------------------------------------------------------

(1) All options listed with an expiration date of May 29, 2011 are exercisable on May 29, 2002. The 150,000 Marathon shares granted to Mr. Usher that expire on December 31, 2011, were fully exercisable on the date of grant. With respect to 24,200 of the Ashland shares granted to Mr. Surma, 12,100 shares are exercisable on September 20, 2002, 6,050 shares on September 20, 2003 and 6,050 shares on September 20, 2004. Mr. Surma's remaining 20,000 Ashland shares are exercisable in accordance with the vesting procedure applicable to Marathon restricted stock, as described on page 25.

(2) These options were granted with tandem SARs, which have the same exercise date as the underlying options. Upon the exercise of an SAR, an optionee receives an amount, in cash and/or shares, equal to the excess, for a specified number of shares, of (a) the fair market value of a share on the date the SAR is exercised (except that for any SAR exercised during the 10-business-day period beginning on the third business day following the release of the applicable company's quarterly earnings, the applicable company's Compensation and Organization Committee may, in its sole discretion, establish a uniform fair market value of a share for such period which shall not be more than the highest daily fair market value and shall not be less than the lowest daily fair market value during such 10-business-day period) over (b) the exercise or base price per share.
(3) Indicates percentage of total option/SAR shares granted in the applicable stock.
(4) The dollar amounts under these columns are the result of calculations at 0% and at the 5% and 10% rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the price of the Marathon stock, the U.S. Steel stock or the Ashland stock. We have not used an alternative formula for a grant date valuation, as we are not aware of any formula which will determine with reasonable accuracy a present value based on future, unknown or volatile factors. Amounts shown for All Stockholders represent the potential realizable value assuming appreciation at the rates indicated based on the exercise or base price per share, the expiration date applicable to the grants and the number of outstanding shares as of December 31, 2001.
(5) This grant represents Phantom Stock Appreciation Rights granted by Marathon to Mr. Usher as part of his Completion and Retention Agreement. Pursuant to the Agreement, he received an additional 350,000 Phantom Stock Appreciation Rights from Marathon on January 2, 2002. (See pages 34-35 of this report for additional information on Mr. Usher's Completion and Retention Agreement.)
(6) Granted in connection with service as President of Marathon Ashland Petroleum LLC which is 62 percent owned by Marathon and 38 percent owned by Ashland Inc.

OPTION EXERCISES AND YEAR-END VALUES



The following table sets forth certain information concerning options to purchase Marathon, U.S. Steel and Ashland Inc. ("Ashland") common stock and stock appreciation rights ("SARs") exercised by each executive officer named in the Summary Compensation Table during 2001 together with the total number of options and SARs outstanding at December 31, 2001 and the value of such options.

                      AGGREGATED 2001 OPTION/SAR EXERCISES
                    AND DECEMBER 31, 2001 OPTION/SAR VALUES

                                               NO. OF SECURITIES       TOTAL VALUE
                    NO. OF                         UNDERLYING         OF UNEXERCISED
                    SHARES                        UNEXERCISED          IN-THE-MONEY
                  UNDERLYING      TOTAL VALUE    OPTIONS/SARS AT     OPTIONS/SARS AT
                 OPTIONS/SARS     REALIZED (1)     DECEMBER 31,    DECEMBER 31, 2001 (1)
NAME             EXERCISED (1)        ($)          2001 (1) (2)              ($)
------------------------------------------------------------------------------------------
T. J. Usher         116,500        1,113,856        2,032,500             1,364,857

C. P. Cazalot             0                0          575,000             2,326,710

R. M. Hernandez      57,200          574,935          845,250             2,085,821

J. P. Surma               0                0          239,950               868,932

J. T. Mills               0                0          157,980               576,530

K. L. Matheny         2,400           18,924          115,950               294,609

J. Howard                 0                0           77,100                82,343

S. J. Lowden              0                0           55,000               105,036

Note: Of the options/SARs listed above, the 150,000 phantom SARs granted to Mr. Usher on December 31, 2001 and all other grants made before 2001 are currently exercisable except (i) 300,000 options granted to Mr. Cazalot,
       (ii) 9,150 options granted by Ashland to Mr. Surma, and (iii) 20,000 options granted to Mr. Lowden. All options listed above were granted with SARs except for the Ashland shares and 100,000 of the Marathon shares shown for Mr. Surma.
(1) Figures by stock are as follows:

                                                                  NO. OF SECURITIES   TOTAL VALUE OF
                                                                     UNDERLYING        UNEXERCISED
                                    NO. OF SHARES                   UNEXERCISED        IN-THE-MONEY
                                     UNDERLYING         VALUE       OPTIONS/SARS       OPTIONS/SARS
                                   OPTIONS/SARS        REALIZED    AT DECEMBER 31,    AT DECEMBER 31,
NAME                  STOCK          EXERCISED           ($)           2001 (2)           2001 ($)
------------------------------------------------------------------------------------------------------
T. J. Usher         Marathon          116,500         1,113,856       1,251,100          1,364,857
                    U.S. Steel              0                 0         781,400                  0

C. P. Cazalot       Marathon                0                 0         520,000          2,326,710
                    U.S. Steel              0                 0          55,000                  0

R. M. Hernandez     Marathon           57,200           574,935         562,625          2,085,821
                    U.S. Steel              0                 0         282,625                  0

J. P. Surma         Marathon                0                 0         170,000            175,750
                    Ashland                 0                 0          69,950            693,182

J. T. Mills         Marathon                0                 0         130,710            576,530
                    U.S. Steel              0                 0          27,270                  0

K. L. Matheny       Marathon            2,400            18,924          83,260            294,609
                    U.S. Steel              0                 0          32,690                  0

J. Howard           Marathon                0                 0          56,100             82,343
                    U.S. Steel              0                 0          21,000                  0

S. J. Lowden        Marathon                0                 0          55,000            105,036
                    U.S. Steel              0                 0               0                  0

(2) Includes 150,000 phantom SARs issued to Mr. Usher by Marathon on December 31, 2001. (See pages 34-35 of this report for additional information on Mr. Usher's Completion and Retention Agreement.)

COMPENSATION AND ORGANIZATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION




The Compensation and Organization Committee (the Committee) of Marathon Oil Corporation (Marathon), was established on January 2, 2002 following the separation of the steel and energy businesses of USX Corporation. The Committee sets policies and administers programs on executive compensation. When action should be taken on a specific compensation item, we either make a recommendation to the Marathon Board or a subsidiary company board or take action on our own, whichever is appropriate. This Committee reports to the Marathon Board actions which do not require board approval.


Prior to the separation of the steel and energy businesses of USX Corporation on December 31, 2001, this committee operated as the Compensation Committee of USX Corporation (the USX Committee) and was comprised of Mr. Yearley, Mr. Armstrong, Mr. Lee, Mr. Schofield, and Mr. Snow. Mr. Reilley replaced Mr. Snow after the separation. The purpose of this report is to summarize the philosophy, specific program objectives and other relevant factors that have been and will be considered by the Committee in decision making with respect to the compensation of Marathon and, prior to the separation, USX executive officers, including the officers named in the Summary Compensation Table.


Compensation programs for Marathon's executive officers are designed to attract, retain and motivate employees who will make significant contributions to the achievement of corporate goals and objectives. The principal elements of our executive officers' compensation are:
o Salary
o Short-term incentive (bonus) awards, and
o Long-term incentive awards (stock options with stock appreciation rights and restricted stock).


For each of the above elements of compensation, the Committee exercises its discretion in the subjective consideration of the factors described below and within the limitations of the various plans.

SALARY

Salary administration at Marathon begins with the development, and periodic adjustment, of salary structures for executive officers employed at the corporate level and at each major business unit. Each executive officer's position is assigned a salary grade with an associated salary range. The two major objectives in developing salary structures and assigning grades are to maintain:
        (1) external competitiveness - the midpoint of the salary range for each position is near the average midpoint for similar positions at comparable companies and
        (2) internal equity - each position's grade in the unit's hierarchy of positions accurately reflects its relative "value".
The data used in developing and adjusting salary structures are obtained from surveys coordinated by independent consultants.


The Committee makes decisions on salary increases and, occasionally - when business conditions dictate - salary decreases. When we determine salary increases, performance is given the highest weighting; but other factors, such as experience and time in position are also considered. Once an executive officer's salary has passed the midpoint for the position, increases seldom exceed amounts necessary to maintain the salary near the midpoint, assuming performance merits such increases. Therefore, incentive opportunities provide the primary basis for significant increases in compensation. The salaries shown for the officers named in the Summary Compensation Table reflect the results of salary reviews and related actions taken by the USX Committee.


SHORT-TERM INCENTIVE AWARDS

Marathon's short-term incentive (bonus) opportunities for executive officers are designed to provide awards near the average of those provided by similar companies for on-target performance. However, our incentive plans are designed to provide exceptional rewards for superior performance and lower rewards for below-target performance. The Committee makes bonus awards under the Senior Executive Officer Annual Incentive Compensation Plan, as well as under other plans developed for specific business units. The Senior Executive Officer Annual Incentive Compensation Plan was developed specifically to retain the Company's tax deduction for awards made to the officers named in the Summary Compensation Table and was approved by the USX stockholders on April 28, 1998. This plan was amended and restated as of January 1, 2002.


SENIOR EXECUTIVE OFFICER ANNUAL INCENTIVE COMPENSATION PLAN.

This Plan provides for awards based on pre-established performance measures specifically related to the responsibilities of Plan participants. For each performance measure, the applicable portion of the bonus is awarded only if performance reaches the minimum, or threshold, level for that measure. While performance for 2001 varied among USX's business units, performance levels were reached or exceeded for the following:


For Marathon Group      Income from operations, liquid hydrocarbon production,
                        natural gas production, refined product sales, refined product margins and worker safety

For U.S. Steel Group    Steel shipments, worker safety, environmental emissions
                        improvements and common stock performance

For USX (Corporate)     All the above plus workforce diversity


(Performance measures for each of USX's former business units are shown because of their relevance to the awards for Mr. Usher, as discussed below, and the other USX executive officers whose compensation data is shown in the Summary Compensation Table.) The USX Committee certified in writing prior to payment of awards for the year 2001 that the pre-established, applicable performance levels (measured for incentive compensation purposes) required under the Senior Executive Officer Annual Incentive Compensation Plan were satisfied.

OTHER PLANS.

The Committee also administers other bonus plans in which corporate and business unit executive officers participate. These plans were developed specifically for Marathon employees. Our Committee makes awards based on performance comparisons with the current business plan, with previous years and with peer groups on the basis of such financial measures as income, cash flow and return on capital employed, as measured for incentive compensation purposes, as well as individual objectives. In addition, non-financial measures, such as safety performance (compared with the prior year's industry average) and environmental and diversity performance are also considered. In determining awards under these plans, consideration is given to the absolute levels of income and cash flow. When making awards to executive officers under these plans, the Committee gives such weight to the various factors as it deems appropriate.


Based on consideration of other factors, the Committee may reduce or eliminate a short-term incentive award that would otherwise be payable under the above-discussed plans.


LONG-TERM INCENTIVE AWARD

Long-term incentive awards are of major importance in the mix of compensation elements because these awards provide the most direct link to the returns that you, as Marathon stockholders, receive. The USX stockholders approved the 1990 Stock Plan, which has been amended and restated as of January 1, 2002. We administer this plan, under which we may grant (1) stock options, with or without a restoration feature, (2) stock appreciation rights and/or (3) restricted stock.


STOCK OPTION GRANTS.

The Committee makes stock option grants that we believe to be reasonable and in line with other compensation. The number of shares granted generally reflects the employee's level of responsibility. Following normal annual grant practices, the USX Committee granted stock options in May 2001.


RESTRICTED STOCK GRANTS.

Since the inception of the 1990 Stock Plan, the USX Committee has established, for each recipient, an annual target level of restricted stock shares based on the same factors as are considered in granting stock options. A major grant is made to cover five years, with the intention that one fifth of the shares will vest each year if performance is at the target level. We vest restricted stock at levels higher or lower than annual targets, depending on performance.


A major grant was made by the USX Committee in 2000, to cover the five-year performance period ending with 2004, and we will make interim grants to permit vesting at the target level for the number of years remaining in the period. To emphasize the long-term nature of the awards, vesting decisions are based on three-year average performance, which is compared with three-year peer-group performance for relevant businesses.


Vesting of restricted stock shares is based on pre-established performance measures specifically related to the responsibilities of Plan participants. We can vest a portion of the annual target shares if performance reaches the minimum, or threshold, level established for that period.


In May 2001, the USX Committee compared the three-year (1998-2000) average performance of the USX business units with that of competitors for the measures shown below. This comparison provides the primary basis for the determination of vesting levels for restricted stock. However, vesting levels may be reduced (or eliminated entirely) based on other factors we consider to be relevant.

UNIT                    PERFORMANCE MEASURES
--------------------------------------------------------------------------------
Marathon Group          Earnings before interest, taxes and depreciation as a
                          percent of total assets
                        Oil and gas reserve replacement ratio
                        Income per barrel of oil equivalent produced (upstream)
                        Operating income per barrel of refinery throughput
                          (downstream)
                        Safety performance

--------------------------------------------------------------------------------
U.S. Steel Group        Income from operations as a percent of capital employed
                        Income from operations per ton shipped
                        Operating cash flow as a percent of capital employed
                        Safety performance
--------------------------------------------------------------------------------
USX Headquarters        Weighted Composite (65% Marathon Group/35% U. S. Steel
                          Group)

--------------------------------------------------------------------------------


(Performance measures for each of USX's former business units are shown because of their relevance to the vesting levels for Mr. Usher, as discussed below, and the other USX executive officers whose compensation data is shown in the Summary Compensation Table.)


The USX Committee certified in writing prior to vesting of restricted stock shares in the year 2001 that the pre-established applicable performance levels required under the 1990 Stock Plan were satisfied.


The Committee periodically compares data on long-term incentive grants made at other companies with those made at Marathon. Our objective in making grants under the 1990 Stock Plan is to provide opportunities to receive above-average compensation (compared with that of similar companies) when performance is above the target level.


Overall, executive compensation at Marathon is designed to provide total pay that is above average when both short- and long-term incentive goals are exceeded.


In addition to the compensation comparisons described above, we annually compare the salary, bonus and long-term incentive payouts for the CEO and other top officers with the same elements for similar positions at comparable companies.


With respect to the compensation comparisons that we make, we believe that the companies with which Marathon competes for employees are not necessarily limited to the companies with which shareholder returns would logically be compared. The peer groups used in the performance graphs include the Standard & Poor's 500 Stock Index and those oil companies deemed most comparable to the Company's businesses for measuring stock performance. The companies used for comparing compensation reflect similarities to Marathon and its operating groups in such factors as line of business (when relevant), size and complexity. Therefore, the compositions of the groups of companies used for compensation comparisons are not identical to those of the peer groups shown in the Stockholder Return Performance Presentation.

Mr. Usher's and Mr. Cazalot's compensation for the year 2001 reflects the same elements and the same factors as those described above. Demonstrated leadership in dealing with major problems and opportunities are also considered in determining salary increases.


After taking into account the above-mentioned factors, as well as (1) the comparability of his salary with salaries for other oil company Presidents and
(2) the position of his salary in the range for his position, the USX Committee approved a salary increase for Mr. Cazalot effective March 1, 2001. Mr. Cazalot was granted an additional salary increase effective January 1, 2002 to recognize his promotion to Marathon's President & CEO.


The USX Committee made awards to Mr. Usher and Mr. Cazalot for 2001 under the USX Corporation Senior Executive Officer Annual Incentive Compensation Plan, taking into consideration the overall performance of USX and its business units specifically the performance measures listed in the previous table. The USX Committee also considered Mr. Usher's significant contributions to the successful separation of the companies. For Mr. Cazalot, the USX Committee considered his contributions to improving Marathon's business portfolio through key acquisitions and business alliances, including the purchase of Pennaco Energy, participation in the Saudi Arabia Core Venture 2 Project with ExxonMobil and Occidental, and negotiations with CMS Energy for upstream and downstream interests in Equatorial Guinea, West Africa, his skill in formulating the new Marathon leadership team, and Marathon's strong environmental and safety performances versus industry peer groups under his leadership.


The USX Committee considered the additional stock option shares granted to Mr. Usher and Mr. Cazalot under the 1990 Stock Plan to be at competitive levels relative to grants made to those in similar positions at other companies. On the basis of the performance shown in the above table, the USX Committee also vested restricted stock for and made an additional grant of restricted stock to Messrs. Usher and Cazalot.


On August 8, 2001, the USX Committee approved a Completion and Retention Agreement with Mr. Usher to facilitate the Separation and to make available to both companies Mr. Usher's unique experience and talents. The Agreement provided for (1) certain compensation to be provided by USX Corporation prior to the Separation, (2) certain other compensation to be provided by USSC after the Separation and (3) certain other compensation to be provided by Marathon Oil Corporation after the Separation. The elements included under each of these categories are described below.


     (1) COMPENSATION PROVIDED BY USX CORPORATION BEFORE THE SEPARATION. Effective the date of the Agreement, 90,000 shares of USX-Marathon Group restricted stock were granted under the USX Corporation 1990 Stock Plan. Vesting is scheduled to be made over three years, with 30,000 shares scheduled to vest on the anniversary of the grant and 30,000 shares each scheduled to vest in May 2003 and May 2004. The first vesting will be based on USX performance; the second and third vesting will be based on Marathon performance. The grant value is included in the amount shown under "Restricted Stock Award(s)" on page 24.


     (2) COMPENSATION TO BE PROVIDED BY USSC AFTER THE SEPARATION. When Mr. Usher became USSC's Chairman, CEO & President on January 1, 2002, a salary reduction was effected to reflect a salary level in line with that for Chairmen and CEOs of companies comparable to USSC. Also included in the Agreement was a retention bonus of up to $3,000,000 payable on the third anniversary of the effective time of the Separation if at that time (1) the fair value of USSC assets exceeds its liabilities, (2) the fair saleable value of USSC assets exceeds its probable liabilities and (3) USSC is able to pay and discharge its debts and other liabilities as they become due. If conditions (1) through (3) are satisfied, the Committee will determine the percentage of the $3,000,000 to be awarded based on the performance-related vesting criteria applicable to restricted stock under the USSC 2002 Stock Plan.


     (3) COMPENSATION TO BE PROVIDED BY MARATHON OIL CORPORATION AFTER THE SEPARATION. On the first business day following the effective time of the Separation, a $6,000,000 restructuring completion bonus was paid by Marathon. This payment is included in the amount shown in the "Bonus" column of the Summary Compensation Table on page 24. In addition, grants of Marathon Oil Corporation phantom stock appreciation rights were made, 150,000 shares on the last trading day before the effective time of the Separation and 350,000 shares on the first trading day after the Separation. The 150,000-share grant, made on December 31, 2001, is shown in the "2001 Option/SAR Grants" table on page 27 and the 350,000-share grant, made January 2, 2002, is described in Footnote (5) on page 28. These rights vested on the effective dates of the grants.


The Committee has, where appropriate, taken steps to preserve the deductibility of performance-based compensation to the named executive officers. The Committee may award non-deductible compensation when we believe that such grants are in the best interest of the shareholders, balancing tax efficiency with long-term strategic objectives.


Douglas C. Yearley, Chair
Neil A. Armstrong
Charles R. Lee
Dennis H. Reilley
Seth E. Schofield

STOCKHOLDER RETURN PERFORMANCE PRESENTATION





The line graph below compares the yearly change in cumulative total stockholder return for our common stock with the cumulative total return of the Standard & Poor's Domestic Integrated Oil Index and the Standard & Poor's 500 Stock Index.



                      COMPARISON OF CUMULATIVE TOTAL RETURN
             ON $100 INVESTED IN MARATHON STOCK ON DECEMBER 31, 1996
                                       VS.
                S&P DOMESTIC INTEGRATED OIL INDEX AND S&P 500(1)


                                                S&P DOMESTIC
        YEAR                MARATHON OIL    INTEGRATED OIL INDEX      S&P 500
        ---------------------------------------------------------------------
        December 1996          $100.00            $100.00             $100.00
        December 1997          $144.80            $118.90             $133.32
        December 1998          $132.46            $ 96.46             $171.33
        December 1999          $111.82            $119.58             $207.33
        December 2000          $129.87            $139.56             $188.42
        December 2001          $145.03            $147.30             $166.12


        (1)Total return assumes reinvestment of dividends.



TRANSACTIONS

In the regular course of its business since January 1, 2001, the Company and its subsidiaries have had transactions with entities with which certain directors were affiliated. Such transactions were in the ordinary course of business and at competitive prices and terms. We do not consider any such director to have a material interest in any such transaction. We anticipate that similar transactions will occur in 2002.

PENSION BENEFITS



Marathon provides retirement benefits to its employees, including the named executive officers other than Messrs. Usher and Hernandez, under the Marathon Oil Company Retirement Plan, and in the case of Mr. Surma, the Marathon Oil Company Retirement Plan and the MAP LLC Retirement Plan. Benefits under both plans are based on final earnings. The following table shows the annual pension benefits for retirement at age 65 for various levels of eligible earnings which would be payable to employees retiring with the years of service shown. The table is based on a formula of a specified percentage (dependent on years of participation in the applicable Marathon retirement plan) of average annual eligible earnings for the three consecutive years of the ten years prior to retirement in which such earnings were highest. Mr. Surma's benefit under both the Marathon and MAP plans are included in the table.

 FINAL AVERAGE PAY
 FOR HIGHEST THREE                        MARATHON OIL COMPANY RETIREMENT PLAN
 CONSECUTIVE YEARS                             TABLE OF PENSION BENEFITS
IN TEN-YEAR PERIOD
       PRECEDING                        ANNUAL BENEFITS FOR YEARS OF PARTICIPATION
      RETIREMENT      1 YEAR      5 YEARS   10 YEARS      15 YEARS    20 YEARS    25 YEARS     30 YEARS
                   --------------------------------------------------------------------------------------
    $  100,000      $ 1,336    $   6,670   $  13,346    $  20,016    $  26,688   $  33,360    $  40,032
       300,000        4,540       22,666      45,350       68,016       90,688     113,360      136,032
       500,000        7,744       38,662      77,354      116,016      154,688     193,360      232,032
       700,000       10,948       54,658     109,358      164,016      218,688     273,360      328,032
       900,000       14,152       70,654     141,362      212,016      282,688     353,360      424,032
     1,100,000       17,356       86,650     173,366      260,016      346,688     433,360      520,032
     1,300,000       20,560      102,646     205,370      308,016      410,688     513,360      616,032
     1,500,000       23,764      118,642     237,374      356,016      474,688     593,360      712,032
     2,000,000       31,774      158,632     317,384      476,016      634,688     793,360      952,032


Covered earnings include pay for hours worked, pay for allowed hours, military leave allowance, commissions, 401(k) contributions to the Marathon Oil Company Thrift Plan, deferred compensation contributions and bonuses. These earnings for the named executive officers are reported in the salary and bonus columns of the Summary Compensation Table on page 24. The benefits reflected above are based upon a straight life annuity form of benefit and include the applicable Social Security offset as defined by the Marathon plan. As of January 31, 2002, Mr. Cazalot is credited with almost two years of participation, Mr. Surma 4.5 (plus up to 15 additional years pursuant to the enhanced benefit agreement described on page 42), Mr. Mills 25.5 (plus, if certain conditions are met, an additional 3 years pursuant to the enhanced benefit agreement described on page 42), Mr. Matheny 24.25, Mr. Howard 26.9 and Mr. Lowden 1.0.


Benefits payable under the Marathon Retirement Plan to participants with United States Steel service include service and earnings that are also used in the calculation of benefits payable under the United States Steel Corporation Plan for Non-Union Employee Pension Benefits and the United States Steel Corporation Executive Management Supplemental Pension Program. Therefore, the Marathon Retirement Plan benefits for such participants are reduced by their benefits from the United States Steel plans. Because Messrs.
Howard, Matheny, and Mills have earned benefits under the United States Steel plans, their Marathon pension benefits will be reduced, at age 65, by estimated annual pensions from the United States Steel plans (assuming no increase in annual earnings) of $29,892, $47,700, and $127,440 respectively. However, the benefits payable under the Marathon

Retirement Plan cannot be reduced below the amount calculated with only Marathon plan participation and earnings.


In addition to the pension benefits described above, Messrs. Usher, Hernandez and Surma are eligible to receive a pension benefit from United States Steel. The United States Steel Corporation Plan for Non-Union Employee Pension Benefits is comprised of two defined benefits. One is based on final earnings and the other on career earnings. The following table shows the annual final earnings pension benefits for retirement at age 65 (or earlier under certain circumstances) for various levels of eligible earnings which would be payable to employees retiring with the years of service shown. The benefits are based on a formula of a specified percentage (dependent on years of service) of average annual eligible earnings in the five consecutive years of the ten years prior to retirement in which such earnings were highest. As of January 31, 2002, Mr. Usher had 36 credited years of service, Mr. Hernandez 33 and Mr. Surma 4.5 (plus up to 15 additional years pursuant to the enhanced benefit agreement described on page 42).

   AVERAGE ANNUAL                           UNITED STATES STEEL CORPORATION
 ELIGIBLE EARNINGS                          NON-UNION EMPLOYEE PENSION PLAN
  FOR HIGHEST FIVE
 CONSECUTIVE YEARS                             TABLE OF PENSION BENEFITS
IN TEN-YEAR PERIOD                          FINAL EARNINGS PENSION BENEFITS
    PRECEDING                             ANNUAL BENEFITS FOR YEARS OF SERVICE
    RETIREMENT       15 YEARS     20 YEARS     25 YEARS    30 YEARS     35 YEARS     40 YEARS     45 YEARS
                   -----------------------------------------------------------------------------------------
   $   100,000      $  17,325     $ 23,100     $ 28,875    $ 34,650     $ 40,950     $ 47,250     $ 53,550
       300,000         51,975       69,300       86,625     103,950      122,850      141,750      160,650
       500,000         86,625      115,500      144,375     173,250      204,750      236,250      267,750
       700,000        121,275      161,700      202,125     242,550      286,650      330,750      374,850
       900,000        155,925      207,900      259,875     311,850      368,550      425,250      481,950
     1,100,000        190,575      254,100      317,625     381,150      450,450      519,750      589,050
     1,300,000        225,225      300,300      375,375     450,450      532,350      614,250      696,150
     1,500,000        259,875      346,500      433,125     519,750      614,250      708,750      803,250

Annual career earnings pension benefits are equal to one percent of total career eligible earnings plus a 30 percent supplement. The estimated annual career earnings benefits payable at normal retirement age (age 65) assuming no increase in annual earnings, will be $233,400 for Mr. Usher, $158,430 for Mr. Hernandez and $121,298 for Mr. Surma. Earnings for the purpose of calculating both the final earnings and career earnings pensions are limited to base salary for services performed, allowance for absence covered by sick leave salary continuance and payment for absence while on regular vacation or holidays. These earnings for the named executive officers are reported in the salary column of the Summary Compensation Table on page 24. They do not include any awards under the United States Steel Annual Incentive Compensation Plan or the United States Steel Senior Executive Officer Annual Incentive Compensation Plan. Benefits under both pension provisions are based on a straight life annuity form of benefit, which is not subject to reduction for Social Security benefits; but the final earnings pension is subject to offset for a pension provided outside the plan from a fund to which United States Steel has contributed, and for payments made by United States Steel pursuant to workers' compensation or similar laws when such payments are the result of a permanent disability. Benefits may be paid as an actuarially determined lump sum in lieu of monthly pensions under both the final earnings and career earnings provisions of the plan.

In addition to the pension benefit described above, members of United States Steel executive management, including Messrs. Usher, Hernandez and Surma are entitled, upon retirement after age 60, or before age 60 with United States Steel's consent, to the benefits shown in the table below based on bonuses paid under the Annual Incentive Compensation Plan and the Senior Executive Officer Annual Incentive Compensation Plan. These bonuses are reported in the bonus column of the Summary Compensation Table on page 24.

AVERAGE ANNUAL
BONUS FOR THREE                         UNITED STATES STEEL CORPORATION
HIGHEST YEARS IN                         SUPPLEMENTAL PENSION BENEFITS
TEN-YEAR PERIOD
    PRECEDING                      ANNUAL BENEFITS FOR YEARS OF SERVICES
   RETIREMENT    15 YEARS     20 YEARS   25 YEARS     30 YEARS    35 YEARS     40 YEARS      45 YEARS
                ---------------------------------------------------------------------------------------
   $  100,000   $  23,100    $  30,800  $  38,500    $  46,200   $  53,900    $  61,600     $  69,300
      300,000      69,300       92,400    115,500      138,600     161,700      184,800       207,900
      500,000     115,500      154,000    192,500      231,000     269,500      308,000       346,500
      700,000     161,700      215,600    269,500      323,400     377,300      431,200       485,100
      900,000     207,900      277,200    346,500      415,800     485,100      554,400       623,700
    1,100,000     254,100      338,800    423,500      508,200     592,900      677,600       762,300
    1,300,000     300,000      400,400    500,500      600,600     700,700      800,800       900,900
    1,500,000     346,500      462,200    577,500      693,000     808,500      924,000     1,039,500
    1,700,000     392,700      523,600    654,500      785,400     916,300      1,047,200   1,178,100
    1,900,000     438,900      585,200    731,500      877,800   1,024,100      1,170,400   1,316,700
    2,100,000     485,100      646,800    808,500      970,200   1,131,900      1,293,600   1,455,300
    2,300,000     531,300      708,400    885,500    1,062,600   1,239,700      1,416,800   1,593,900
    2,500,000     577,500      770,000    962,500    1,155,000   1,347,500      1,540,000   1,732,500

In order to comply with the limitations prescribed by the Internal Revenue Code, pension benefits will be paid directly by United States Steel or by Marathon when they exceed the amounts permitted by the Code to be paid from federal income tax qualified pension plans.

As a supplement to the enhanced benefit agreement entered into with Marathon upon his initial employment with Marathon, USX entered into an agreement with Mr. Surma that provides additional years of service for pension calculation as well as vesting and benefit eligibility purposes. In consideration for agreeing to serve as vice chairman of U. S. Steel, 15 years will be added to the service Mr. Surma actually accrues under the Steel Pension Plan for the purpose of determining his benefit eligibility and vesting. For the purpose of calculating his final earnings and executive supplemental pensions, a portion of the 15 years will be added to the service Mr. Surma actually accrues under such programs. The portion to be included will be determined, as of Mr. Surma's retirement, based on the ratio of his service accrued under the Steel Pension Plan to his service accrued under both the Steel and Marathon Pension Plans. Mr. Surma may elect to receive the pensions calculated on this additional service in the form of (1) a single lump sum distribution, (2) installment payments, or (3) split dollar life insurance.

CHANGE IN CONTROL ARRANGEMENTS AND EMPLOYMENT CONTRACTS


We believe that if a change in control of Marathon becomes possible our key officers should be encouraged to continue their dedication to their assigned duties. For that reason, we have entered into agreements with each of the current officers named in the Summary Compensation Table that provide that, if an officer's employment is terminated under certain circumstances following a change in control or during a potential change in control period, the officer will be entitled to the following severance benefits:
o a cash payment of up to three times the sum of the officer's current salary plus the highest bonus in the three years before the termination or change in control,
o life and health insurance benefits for up to 36 months after termination at the lesser of current cost or active employee cost,
o an additional three years of service credit and three years of age credit for purposes of retiree health and life insurance benefits,
o a cash payment equal to the actuarial equivalent of the difference between amounts receivable by the officer under our pension plans and those which would be payable if (a) the officer had an additional three years of service credit, (b) the officer's final average pay had included his highest annual bonus from the preceding three years, (c) for purposes of determining early retirement commencement factors, the officer had three additional years of service credit and three additional years of age, and (d) the officer's pension had been fully vested,
o a cash payment equal to the difference between amounts receivable under our savings or thrift plans and amounts which would have been received if the officer's savings had been fully vested, and
o a cash payment of the amount necessary to ensure that the payments listed above are not subject to net reduction due to the imposition of federal excise taxes.


In addition, immediately upon a change in control or upon an officer's termination of employment during a potential change in control, the officer's outstanding stock options, restored options, and stock appreciation rights will be fully vested and exercisable.


Each agreement is automatically extended each year unless we notify the officer that we do not wish it extended. In any event, however, each agreement continues during a potential change in control period and for two years after a change in control. The severance benefits are payable if, any time after a change in control or during a potential change in control period, the officer's employment is terminated for good reason or is terminated for other than cause or disability. The severance benefits are not payable if termination is due to the officer's death or disability, is by Marathon for cause, is by the officer for other than good reason, or occurs after the officer reaches age 65.


The definition of a change in control for purposes of these agreements is complex but is summarized as follows. It includes any change in control required to be reported in response to Item 6(e) of Schedule 14A under the Securities Exchange Act of 1934 and provides that a change in control will have occurred if:
o any person not affiliated with Marathon acquires 20 percent or more of the voting power of our outstanding securities,
o the Board no longer has a majority made up of (1) individuals who were directors on the date of the agreements and (2) new directors (other than directors who join the Board in connection with an election contest) approved by two-thirds of the directors then in office who (a) were directors on the date of the agreements or (b) were themselves previously approved by the Board in this manner,

o we merge with another company and our stockholders end up with less than 50 percent of the voting power of the new entity,
o  our stockholders approve a plan of complete liquidation of Marathon, or
o  we sell all or substantially all of Marathon's assets.


In addition, if any person takes certain actions or enters into an agreement that could effectuate a change in control, a potential change in control will have occurred.


United States Steel has entered into substantially similar agreements with each of its current officers named in the Summary Compensation Table.


In connection with the separation of USX and Marathon, USX entered into a Completion and Retention Agreement with Mr. Usher, its then Chairman and Chief Executive Officer. To facilitate the Separation and to maintain continuity in both businesses, the board of directors asked Mr. Usher to serve as the Chairman and Chief Executive Officer and President of United States Steel, the Chairman of the Board of Directors of Marathon and Chairman of the Board of Managers of MAP. In deciding to ask Mr. Usher to serve in these three roles, the board of directors determined that Mr. Usher's unique experience and talents will bring value to both groups of stockholders. As compensation for his services, the Completion and Retention Agreement provides that Mr. Usher will receive, or has received:
o A salary of $1,100,000 annually from United States Steel for 2002 to 2004, subject to adjustment by the board of directors and the Compensation and Organization Committee of United States Steel.
o A $25,000 annual fee from Marathon for serving as Chairman of the Board of Directors of Marathon and Chairman of the Board of Managers of MAP.
o A grant of 90,000 restricted shares of USX-Marathon Group Common Stock on August 8, 2001 with 30,000 shares vesting on August 8, 2002 based on USX's performance, and 30,000 shares vesting in each of May 2003, and May 2004, based on Marathon's performance.
o A grant of phantom stock appreciation rights for 500,000 shares of Marathon common stock. The exercise price of 150,000 shares was established on December 31, 2001, at $29.97, and the exercise price of 350,000 shares was established on January 2, 2002, at $29.69. The effective day of each grant is the same date as the determination of the exercise price. These stock appreciation rights vest on the effective date of the grant and expire on the earlier of ten years from the effective date of grant, nine years following retirement or three years following death while employed.
o A separation completion bonus of $6,000,000, paid by Marathon on January 2, 2002.
o Subject to certain performance measures, a retention bonus of up to $3,000,000, payable by United States Steel on the third anniversary of the separation of USX and Marathon.
o If Mr. Usher elects to receive his non-qualified pension as a lump sum, the lump sum will be calculated using the interest rates and mortality tables in effect on December 31, 2001.


In March, 2000, Marathon entered into an employment contract with Mr. Cazalot. The terms and conditions of the contract provide for Mr. Cazalot to receive an annual salary of $600,000; an annual performance-based bonus award; a retention bonus of $200,000 on the first, second, third, fourth and fifth anniversaries of his employment date (which was March 3, 2000); an initial stock option grant for 300,000 shares of Marathon Common Stock with an option price to be determined in accordance with the 1990 Stock Plan and exercisable as follows: 100,000 shares three years from the date of grant
(which was March 3, 2000), 100,000 shares four years from the date of grant, and 100,000 shares five years from the date of grant; a stock option grant on May 30, 2000, 80 percent in Marathon Common Stock and 20 percent in U. S.
Steel Common Stock, with the same vesting period as options granted to other executive management employees (currently one year); a restricted stock grant of 75,000 shares on May 30, 2000, 80 percent in Marathon Common Stock and 20 percent in U. S. Steel Common Stock, with an annual target vesting rate of 15,000 shares; eligibility for all of Marathon Oil Company's existing and future employee benefit programs applicable to executive officers; a comprehensive physical examination at Marathon's expense each calendar year in accordance with Marathon's policy covering physical examinations for its executive officers; tax preparation and financial planning advice under terms and conditions comparable to those applicable to Marathon executive management; a change-in-control agreement such as those described above; coverage for his family and himself under Marathon's medical care plan; reimbursement of the cost of membership fees and dues for one country club;
and five weeks of paid vacation per year or the number of weeks to which he would be entitled under Marathon's vacation plan, whichever is longer.


Upon his initial employment with Marathon and in consideration of his agreeing to serve as a vice chairman of U. S. Steel, Mr. Surma entered into enhanced benefit agreements with USX and Marathon that provide him with an additional 15 years of service credit under the retirement plans and excess benefit plans of Marathon and U. S. Steel. The 15 years of additional service will be allocated between Marathon and U. S. Steel based on his respective months of service with each company. The agreements with Mr. Surma call for
U. S. Steel, Marathon, MAP and Speedway SuperAmerica LLC ("SSA") to provide certain non-qualified benefit supplements in addition to the pension and savings benefits and non-qualified deferred compensation to which he is otherwise entitled. Unless he elects otherwise, such supplements will be paid by Marathon and U. S. Steel in a lump sum distribution within 90 days of the date of his termination of employment from all four companies - U. S. Steel, Marathon, MAP and SSA.


Mr. Mills and USX entered into an enhanced benefit agreement that has been assumed by Marathon. Pursuant to the agreement, if Mr. Mills retires from Marathon on or before December 1, 2003, he will be entitled to receive early retirement enhancements under our Retirement Plan, Excess Benefit Plan, and Health Plan in the form of lump sum payments upon retirement. The enhancement under the Retirement Plan and Excess Benefit Plan will be equal to the difference between his actual benefit under the plans and the benefit to which he would be entitled if (i) he had three additional years of service under the plans, (ii) for purposes of applying early retirement factors he had three additional years of age under the plans, and (iii) certain actuarial assumptions in effect as of December 1, 2000, were used. The enhancement under the Health Plan will be equal to the difference between his actual contributions to the plan and the contributions he would have made to the plan for himself and his covered dependents if he had three additional years of age and service under the plan. The provisions of this agreement would provide annual benefits of $4,683 beginning at age 65. Mr. Mills also participates in a non-qualified retirement plan that provides additional benefits based on bonuses earned during his last ten years of employment. These additional benefits are based on the difference between (i) the sum of the three highest bonuses paid during the final ten years of this employment, and (ii) the sum of the three bonuses included under the definition of final average earnings used in the Marathon retirement plans. It is estimated that Mr. Mills will be entitled to receive annual benefits of $2,067 beginning at age 65 under this non-qualified retirement plan.

In September 2000, Marathon entered into an employment contract with Mr. Lowden. The terms and conditions of the contract provide for Mr. Lowden to receive an annual salary of $275,000; an initial stock option grant for 30,000 shares of USX-Marathon stock, with an option price equal to the average of the high and low prices of the stock on his first day of employment with Marathon and exercisable in one-third increments on each of the first three anniversaries of his date of employment; five weeks of paid vacation per year; and membership in a local country club. Pursuant to the contract, Mr. Lowden is also entitled to receive the same additional benefits that other Marathon executives at his level receive.



STATEMENT REGARDING THE DELIVERY OF A SINGLE SET OF PROXY MATERIALS TO HOUSEHOLDS WITH MULTIPLE MARATHON STOCKHOLDERS

If you have consented to the delivery of only one set of proxy materials to multiple Marathon stockholders who share your address, then only one proxy statement is being delivered to your household unless we have received contrary instructions from one or more of the stockholders sharing your address. We will deliver promptly upon oral or written request a separate copy of the proxy statement to any stockholder at your address. If you wish to receive a separate copy of the proxy statement, you may call us at (713) 629-6600 (please ask for Investor Relations) or write to us at Marathon Oil Corporation, Investor Relations Office, P.O. Box 3128, Houston, Texas, 77210-3128.
Stockholders sharing an address who now receive multiple copies of the proxy statement may request delivery of a single copy by calling us at the above number or writing to us at the above address.



SOLICITATION STATEMENT
We will bear the cost of this solicitation of proxies. In addition to soliciting proxies by mail, our directors, officers and employees may solicit proxies by telephone, in person or by other means. They will not receive any extra compensation for this work. We will also make arrangements with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of common stock, and we will reimburse them for reasonable out-of-pocket expenses that they incur in connection with forwarding the material.


By order of the Board of Directors,


William F. Schwind, Jr.
Secretary


March 11, 2002

[MARATHON LOGO]

Marathon Oil Corporation
5555 San Felipe Road
Houston, TX 77056

                                             -----------------------------------
                                                      VOTE BY TELEPHONE
                                             -----------------------------------
                                             Have this proxy card available when
                                             you call the Toll-Free number
                                             1-800-542-1160 using a Touch-Tone
                                             phone. You will be prompted to
                                             enter your Control Number and then
                                             you can follow the simple prompts
                                             that will be presented to you to
                                             record your vote.

                                             -----------------------------------
                                                     VOTE BY INTERNET
                                             -----------------------------------
                                             Have this proxy card available when
                                             you access the website
                                             http://www.votefast.com. You will
                                             be prompted to enter your Control
                                             Number and then you can follow the
                                             simple prompts that will be
                                             presented to you to record your
                                             vote.

                                             -----------------------------------
                                                        VOTE BY MAIL
                                             -----------------------------------
                                             Please mark, sign and date this
                                             proxy card and return it in the
                                             POSTAGE-PAID ENVELOPE provided or
                                             return it to: Stock Transfer Dept
                                             (MO) National City Bank, P.O. Box
                                             92301, Cleveland OH 44197-1200.

 ------------------------   ------------------------     -----------------------
    VOTE BY TELEPHONE          VOTE BY INTERNET               VOTE BY MAIL

 Call TOLL-FREE using a     Access the WEBSITE and       Return this proxy card
    Touch-Tone phone:          Cast your vote:             in the POSTAGE-PAID
     1-800-542-1160         HTTP://WWW.VOTEFAST.COM         envelope provided
 ------------------------   ------------------------     -----------------------


                       VOTE 24 HOURS A DAY, 7 DAYS A WEEK!
   YOUR TELEPHONE OR INTERNET VOTE MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME
            ON APRIL 23, 2002 TO BE COUNTED IN THE FINAL TABULATION.

IF VOTING BY TELEPHONE OR INTERNET, PLEASE DO NOT SEND THIS PROXY CARD BY MAIL.


                 ==============================================
                             YOUR CONTROL NUMBER IS:
                 ==============================================


                     PROXY MUST BE SIGNED AND DATED BELOW.
           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.

--------------------------------------------------------------------------------

MARATHON OIL CORPORATION                                                   PROXY
================================================================================

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOXES (SEE REVERSE SIDE) BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.


                                         [ ]  I WILL ATTEND THE ANNUAL MEETING.

                                         Please sign exactly as name appears
                                         hereon. When shares are held by joint
                                         tenants, both should sign. When signing
                                         on behalf of a corporation or as a
                                         fiduciary, attorney, executor,
                                         administrator, trustee or guardian,
                                         please give full title as such.



                                         ---------------------------------------
                                         Signature


                                         ---------------------------------------
                                         Signature


                                         Date:____________________________, 2002

[MARATHON OIL CORPORATION LOGO]             2002 ANNUAL MEETING OF STOCKHOLDERS


                                            ATTENDANCE CARD


You are cordially invited to attend the Annual Meeting of Stockholders on Wednesday, April 24, 2002.

The Meeting will be held in the Ballroom at the J. W. Marriott Hotel, 5150 Westheimer Road, Houston, Texas 77056 at 10:00 A. M. Central Time.


(PLEASE DETACH THIS CARD FROM YOUR PROXY CARD AND BRING IT WITH YOU AS IDENTIFICATION. A MAP TO THE MEETING SITE IS INSCRIBED ON THIS CARD FOR YOUR CONVENIENCE. THE USE OF AN ATTENDANCE CARD IS FOR OUR MUTUAL CONVENIENCE, HOWEVER YOUR RIGHT TO ATTEND WITHOUT AN ATTENDANCE CARD, UPON IDENTIFICATION, IS NOT AFFECTED.)

William F. Schwind, Jr.
Secretary



        (For the personal use of the named stockholder(s) on the back -
                               not transferable.)
--------------------------------------------------------------------------------


                                     [MAP]


            PROXY CARD MUST BE SIGNED AND DATED ON THE REVERSE SIDE.
           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON APRIL 24, 2002.

The undersigned hereby appoints Thomas J. Usher, Clarence P. Cazalot, Jr. and John T. Mills, or any of them, proxies to vote as herein directed on behalf of the undersigned at the Annual Meeting of Stockholders of Marathon Oil Corporation on Wednesday, April 24, 2002 and at any meeting resulting from an adjournment or postponement thereof and upon all other matters properly coming before the Meeting, including the proposals set forth in the proxy statement for such Meeting with respect to which the proxies are instructed to vote as follows:


PROPOSAL NO. 1   ELECTION OF DIRECTORS IN THE CLASS WHOSE THREE-YEAR TERM OF OFFICE WILL EXPIRE IN 2005.
                 (The directors recommend a vote "FOR").

                  [ ] FOR ALL nominees listed below.            [ ] WITHHOLD AUTHORITY
                      (except as otherwise marked below)            to vote for all nominees listed below

                  NOMINEES:
                      (01) SHIRLEY ANN JACKSON      (02) SETH E. SCHOFIELD       (03) DOUGLAS C. YEARLEY
                  (to withhold authority to vote for any individual nominee strike through that nominee's name)

PROPOSAL NO. 2    ELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.
                  (The directors recommend a vote "FOR")
                  [ ]    FOR                        [ ]    AGAINST          [ ]   ABSTAIN

PROPOSAL NO. 3    REDEMPTION OR TERMINATION OF SHAREHOLDER RIGHTS PLAN.
                  (The directors recommend a vote "AGAINST")
                  [ ]    FOR                        [ ]    AGAINST          [ ]   ABSTAIN



                                     ---------------------------------------------
                                           V O T E  B Y  T E L E P H O N E
                                     ---------------------------------------------
                                     Have this voting instruction card available
                                     when you call the TOLL-FREE NUMBER 1-800-
                                     542-1160 using a Touch-Tone phone. You
                                     will be prompted to enter your Control
                                     Number and then you can follow the simple
                                     prompts that will be presented to you
                                     to record your vote.
                                     ---------------------------------------------
                                             V O T E  B Y  I N T E R N E T
                                     ---------------------------------------------
                                     Have this voting instruction card available
                                     when you access the website
                                     HTTP://WWW.VOTEFAST.COM. You will be
                                     prompted to enter your Control Number and
                                     then you can follow the simple prompts that
                                     will be presented to you to record your vote.
                                     ---------------------------------------------
                                                V O T E  B Y  M A I L
                                     ---------------------------------------------
                                     Please mark, sign and date this voting
                                     instruction card and return it in the POSTAGE-
                                     PAID ENVELOPE provided or return it to:
                                     Corporate Election Services, P.O. Box
                                     3200, Pittsburgh, PA 15230


------------------------    -------------------------     --------------------------------
   VOTE BY TELEPHONE            VOTE BY INTERNET                    VOTE BY MAIL

 Call TOLL-FREE using a      Access the WEBSITE and        Return this voting instruction

   Touch-Tone phone:            Cast your vote:               card in the POSTAGE-PAID

    1-800-542-1160           HTTP://WWW.VOTEFAST.COM              envelope provided
------------------------    -------------------------     --------------------------------

                            VOTE 24 HOURS A DAY, 7 DAYS A WEEK!
        YOUR TELEPHONE OR INTERNET VOTE MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME
                ON APRIL 17, 2002 TO BE COUNTED IN THE FINAL TABULATION.

IF VOTING BY TELEPHONE OR INTERNET, PLEASE DO NOT SEND THIS VOTING INSTRUCTION CARD BY MAIL.

     ===================================================================

          YOUR CONTROL NUMBER IS:

     ===================================================================

           VOTING INSTRUCTION CARD MUST BE SIGNED AND DATED BELOW.
          PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.

----------------------------------------------------------------------------------

MARATHON OIL CORPORATION                                   VOTING INSTRUCTION CARD
----------------------------------------------------------------------------------

These confidential voting instructions are to Fidelity Management Trust Company, as Trustee for the Marathon Oil Corporation Thrift and Savings Plan (the "Plan"),
and are solicited on behalf of the Board of Directors for the Annual Meeting of
Stockholders to be held on Wednesday, April 24, 2002 at 10:00 A.M. Central Time in the Ballroom at the J.W. Marriott Hotel, 5150 Westheimer Road, Houston, TX 77056.

The undersigned, as a participant in the Plan, hereby directs the Trustee to vote the number of shares of Marathon Oil Corporation common stock credited to the undersigned's account under the Plan at the Annual Meeting of Stockholders, and at any meeting resulting from an adjournment(s) or postponement(s) thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side. In the Trustee's discretion, it may vote upon such other matters as may properly come before the meeting.


                          / / I WILL ATTEND THE ANNUAL MEETING.


                          --------------------------------------------------------
                          Sign here as name appears to the left


                          Date: ____________________________________________, 2002

                                          2002 ANNUAL MEETING OF STOCKHOLDERS
[LOGO] MARATHON
       OIL CORPORATION
                                          ATTENDANCE CARD



You are cordially invited to attend the Annual Meeting of Stockholders on Wednesday,
April 24, 2002.

The Meeting will be held in the Ballroom at the J.W. Marriott Hotel, 5150 Westheimer
Road, Houston, Texas 77056 at 10:00 A.M. Central Time. The proxy statement relating to matters to be voted at the meeting is enclosed or made available to you electronically on Marathon's Intranet in accordance with a separate notice that would have been delivered to you.

(PLEASE DETACH THIS CARD FROM YOUR VOTING INSTRUCTION CARD AND BRING IT WITH YOU AS
IDENTIFICATION. A MAP TO THE MEETING SITE IS INSCRIBED ON THIS CARD FOR YOUR CONVENIENCE.
THE USE OF AN ATTENDANCE CARD IS FOR OUR MUTUAL CONVENIENCE, HOWEVER YOUR RIGHT TO ATTEND
WITHOUT AN ATTENDANCE CARD, UPON IDENTIFICATION, IS NOT AFFECTED.)

William F. Schwind, Jr.
Secretary



  (FOR THE PERSONAL USE OF THE NAMED STOCKHOLDER(S) ON THE BACK - NOT TRANSFERABLE.)

---------------------------------------------------------------------------------------





                                      [MAP]






       VOTING INSTRUCTION CARD MUST BE SIGNED AND DATED ON THE REVERSE SIDE.
           PLEASE FOLD AND DETACH CARD AT PERFORMATION BEFORE MAILING.

---------------------------------------------------------------------------------------

YOUR VOTE IS CONFIDENTIAL. THE SHARES CREDITED TO YOUR ACCOUNT WILL BE VOTED AS DIRECTED.
IF NO DIRECTION IS MADE, IF THE CARD IS NOT SIGNED, OR IF THE CARD IS NOT RECEIVED BY
APRIL 18, 2002, THE SHARES CREDITED TO YOUR ACCOUNT WILL NOT BE VOTED. YOU CANNOT VOTE
YOUR SHARES IN PERSON AT THE ANNUAL MEETING; THE TRUSTEE IS THE ONLY ONE WHO CAN VOTE
YOUR SHARES.

ALTHOUGH THE TRUSTEE TAKES NO STAND, THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
PROPOSALS 1 AND 2 AND AGAINST PROPOSAL 3.

PROPOSAL NO. 1  ELECTION OF DIRECTORS IN THE CLASS WHOSE THREE-YEAR TERM OF OFFICE WILL EXPIRE IN 2005.
                (The directors recommend a vote "FOR")

                / /  FOR ALL nominees listed below               / /  WITHHOLD AUTHORITY
                     (except as otherwise marked below)               to vote for all nominees listed below

                NOMINEES:
                     (01) SHIRLEY ANN JACKSON    (02) SETH E. SCHOFIELD    (03) DOUGLAS C. YEARLEY
                (to withhold authority to vote for any individual strike through that nominee's name)

PROPOSAL NO. 2  ELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.
                (The directors recommend a vote "FOR")

                / /  FOR             / /  AGAINST             / / ABSTAIN

PROPOSAL NO. 3  REDEMPTION OR TERMINATION OF SHAREHOLDER RIGHTS PLAN.
                (The directors recommend a vote "AGAINST")

                / /  FOR             / /  AGAINST             / / ABSTAIN
